OMB APPROVAL

OMB Number: 3235-0570
Expires: August 31, 2020
Estimated average burden
hours per response 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2017

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	12
Portfolio Summary (Unaudited)	20
Schedules of Investments	21
Statements of Assets and Liabilities	50
Statements of Operations	54
Statements of Changes in Net Assets	58
Financial Highlights	62
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	108
Additional Information (Unaudited)	109

Go Paperless With Alger Electronic Delivery Service
Alger is pleased to provide you with the ability to access regulatory materials online.
When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders’ Letter October 31, 2017

Dear Shareholders,

Corporate Earnings Strengthen as Growth Stocks Trounce Value Stocks
During the one-year period ended October 31, 2017, strong corporate fundamentals and economic growth continued to support the vibrant equity rally, with the S&P 500 Index generating a noteworthy 23.63% gain. An equally dramatic trend of growth equities outperforming value stocks continued with the 26.50% return of the S&P 500 Growth
Index substantially beating the 19.60% return of the index’s value-oriented counterpart.

Corporate Earnings Shine
The discussion in Washington of potential tax reform and other pro-growth initiatives, we believe, appears to favorably support corporate America, and as a result, has contributed to positive sentiment for U.S equities. We maintain, however, that corporate fundamentals, including strong earnings combined with economic growth, have been the primary driver of equity gains. As of the end of the reporting period, third-quarter S&P 500 earnings were expected to increase 5.9%. As I write this letter, it appears that this past quarter will mark the fifth consecutive quarter of earnings growth.

At Alger, our fundamental research seeks companies with strong potential for earnings growth. We believe that a broad theme of companies developing innovative technology, including cloud computing services, internet-connected devices, and artificial intelligence, that can disrupt existing business models is creating attractive growth opportunities. This trend was clearly apparent during the one year period ended September 30, 2017 of this year with the Information Technology sector generating nearly twice the earnings-per-share growth of the overall S&P 500 Index (11.9% vs. 6.0%).

We note that past periods of strong corporate earnings growth have resulted in increased business spending and we believe the recent uptick in corporate earnings is likely to again support business spending, which in turn could improve corporate productivity and provide an additional boost to the economy.

The Economic Recovery Continues
Investors during the reporting period also reacted favorably to encouraging economic data, such as the following developments:

• The U.S. Consumer Confidence Index climbed from 100.8 to 125.9.
• Wage growth continued with a 3.2% year-over-year increase in September.
• The Conference Board’s Leading Economic Indicator Index continued
climbing and hit a record high of 128.8 in August. The index’s September reading of 128.6 was still high by historical standards.
Investor sentiment has also been supported by expectations for improving economic growth globally. Indeed, Europe, Asia, and most of the Americas are on track to produce economic growth in 2017. Corporate earnings in both developed and emerging markets during the reporting period continued to strengthen while Purchasing Managers’ Index readings in Europe and China were also encouraging. A perception that geopolitical risks were moderating combined with fiscal and monetary stimulus in many countries also supported investor sentiment. Those developments supported investor sentiment relating to multinational corporations and extended the equity rally beyond the U.S. For the reporting period, the MSCI ACWI ex USA Index generated a 24.20% return while the
MSCI Emerging Markets Index advanced 26.91%.

Growth Outperforms Value
The strong outperformance for growth equities during the reporting period and for the 10-
year period ended October 31, 2017 is also noteworthy. For the 10-year period, the S&P 500
Growth Index has outperformed the S&P 500 Value Index by 40.75 percent. As detailed in a recent Alger paper “A New Perspective on Growth Versus Value” (available on Alger.
com), the biggest contributors to this “growth advantage” are the aforementioned strength in technology companies’ earnings per share (EPS) growth and the weak performance of low price-to-book stocks commonly found in the value category. The underperformance of low price-to-book value stocks can be partially explained by a combination of corporations’
increasing reliance on intangible assets, accounting standards that fail to reflect those changing business models, and the heavy reliance on one particular metric for style classification (price-to-book value).1

Today, many businesses use fewer tangible assets, such as plants and equipment, than in the past and they are increasingly more reliant on intangible resources, including research and development, advertising, marketing, and training. Accounting professors Baruch Lev and
Feng Gu have observed that over the past 40 years the investment rate in physical capital fell by 35% while the investment rate in intangible assets grew by almost 60%.2

Internet businesses are an example. They use far fewer tangible assets relative to the income they generate than do more traditional companies, such as auto manufacturers, that have to build large factories. For internet companies, intangible assets can include search algorithms that attract users who in turn drive advertising revenues. User data can also be considered an intangible asset. Such data can support advertising revenue for digital media companies and sales for online retailers. In these examples, intangible assets generate revenues that in turn drive earnings growth.

The problem is that accounting practices haven’t kept up with the changing economy.
Spending on intangible assets (done organically rather than through acquisitions) is not capitalized in current accounting standards and therefore is not included in book value, rendering the price-to-book value metric less effective in our view. New economy companies are therefore more likely to have high market values relative to their book values and be classified as growth companies. By relying heavily on price-to-book valuations rather than other methods of valuation such as price-to-earnings, style classification increasingly separates companies based on business models. For example, digital companies with higher returns on capital are more likely to be classified as growth even if their cash flows are large relative to their market value. These companies, broadly speaking, have used innovation to create products and services that have resulted in high returns on capital and strong earnings growth. In doing so, they have outperformed companies with greater capital needs, particularly tangible assets. Indeed, low price-to-book equities have underperformed not just the broad market, but other value equities such as those with low price-to-earnings. Slow economic growth during the past few years has also been a headwind for value stocks, which tend to be cyclical. Low interest rates, furthermore, have hurt the performance of banks, which have more significant representation in value indexes than in growth benchmarks.

The Accelerating Speed of Innovation
The divergence in growth and value is also being driven by technological advances that are expanding at an exponential rate, which means the rate of change is accelerating.
This acceleration is apparent most famously in Moore’s law, which explains the rate of improvement in transistors, but we also see it in information storage (e.g., hard drives), information transportation (e.g., fiber-optic cables), wireless telecommunications, energy, and even illumination.3 Technology is thus creating a potent engine to drive the economy forward. The increasing pace of change means that newer innovations are spreading through society faster. Older innovations such as the dishwasher and washing machine took many decades to reach 50% penetration of the U.S. market, but more recent innovations such as the internet and social media have taken 14 years and 9 years, respectively. The accelerating rate of innovation may wreak havoc on value investing, which is essentially dependent on the improvement of cheap valuations and depressed fundamentals. With change happening more rapidly, value stocks that appear cheap may often simply be victims of change while growth stocks may benefit as purveyors of change.

Conclusion
While we are ardent believers in growth investing, we are not suggesting that value investing will always underperform. Rather, we maintain that the definitions of growth vs. value and accounting standards need to evolve with the economy. We believe that investors reflexively using “standard” but increasingly outdated valuation measures are at risk of missing attractive equity opportunities that arise from the positive fundamental changes occurring across industries and economies because of innovation.

At Alger, we are valuation-sensitive and our analysts and portfolio managers think intensely about valuation and risk. However, we believe that when seeking attractive investment returns, the fundamentals of a company, of a sector, and, indeed, of the economy matter much more than valuations. Classically, for Alger, that means investing in growth companies and fundamental growth that is the hallmark of the beginning of new eras and stages in industries and in markets. Our observations of innovation and the other secular trends that are supporting growth equities lead us to believe that this is an exciting time to be an investor or shareholder. Our task at Alger, which has been our focus for more than 50 years, is to continue to identify the winners and losers emerging from change.

Portfolio Matters
Alger Spectra Fund
The Alger Spectra Fund returned 29.19% for the fiscal 12-month period ended October 31,
2017, compared to the 29.80% return of the Russell 3000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Industrials. Relative outperformance in the Information
Technology and Financials sectors was the most important contributor to performance, while Industrials and Health Care were among sectors that detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 101.04%. The aggregate performance of long positions outperformed the Fund’s benchmark and contributed to relative performance. The Fund had a 2.30% allocation to short positions. Short positions detracted from results. For the period, the Fund had a 1.26% allocation to cash.

Apple, Inc.; Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; and Facebook,
Inc., Cl. A were the top contributors to performance. Apple is a well-known provider of smartphones, laptops, and other computing devices. Its shares outperformed during the reporting period in response to the rapid growth of users for its iOS operating system, excitement over new product launches, and strong sales of iPhones.

Conversely, Anadarko Petroleum Corp.; GrubHub, Inc.; Molson Coors Brewing Co., Cl.
B; Pioneer Natural Resources Co.; and QUALCOMM, Inc. were the top detractors from results. Pioneer Natural Resources is an oil and gas exploration and production company with industry-leading leverage to the Permian Basin in Texas and New Mexico. The shares detracted from performance late in the reporting period after the company said it missed its oil production target and lowered full-year guidance due to delays in well completions beset by operational issues. Additionally, the performance of oil-related equities was weak because of soft energy commodity prices.

Short position Express Scripts Holding Co. contributed to performance. The company provides pharmacy benefits management services, including network-pharmacy claims processing, home delivery pharmacy care, benefit-design consultation, and drug utilization reviews. We believe the company is facing the growing challenge of increased drug pricing transparency and difficulties with offering competitive pricing for its services. Additionally,
Express Scripts is a standalone pharmacy benefits company, so unlike its largest competitors, it doesn’t have ancillary businesses that can help it grow. Express Scripts performed poorly during the first half of the reporting period after the company reported weak quarterly results that were shored up by what we believe are unsustainably low operating expenses. In addition, the company’s forward guidance was below consensus expectations. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Express Scripts declined, the portfolio’s cost of purchasing the stock declined, resulting in the position supporting performance.

Short position Wynn Resorts, Ltd., however, detracted from performance. The company develops and manages casino resorts and has properties in Macau and Las Vegas. We believe street estimates for profitability have been too high, but shares of Wynn Resorts performed strongly early in the reporting period after the company said its Asian operations beat expectations. As the price of Wynn Resorts shares increased, the portfolio’s costs of replacing the shares increased, causing the short position to detract from performance.

Alger Responsible Investing Fund
The Alger Responsible Investing Fund returned 28.84% for the fiscal 12-month period ended October 31, 2017, compared to the 29.71% return of the Russell 1000 Growth Index.
Until December 30, 2016, the Fund was named the Alger Green Fund. It maintained a singular focus on environmental sustainability while seeking companies identified by our fundamental research as having promising growth potential. Under the new mandate, the

Fund invests in companies identified by our fundamental research as having promising growth potential while demonstrating that they conduct business in a responsible manner relating to environmental, social, and corporate governance (ESG) matters. The new strategy allows us to broaden the universe of investment opportunities that we pursue.
In addition, we believe that innovative companies that embrace sustainable ESG practices can potentially provide attractive returns for shareholders and support the environment and overall society. On March 1 of this year, the Fund’s benchmark was changed from the
Russell 3000 Growth Index to the Russell 1000 Growth Index.

During the reporting period, Information Technology and Consumer Discretionary were the largest sector weightings. The largest sector overweight was Industrials and the largest underweight was Consumer Staples. The Information Technology and Consumer
Discretionary sectors provided the greatest contributions to relative performance while
Health Care and Materials were among sectors that detracted from results.

Apple, Inc.; Amazon.com, Inc.; Microsoft Corp.; Facebook, Inc., Cl. A; and Tesla, Inc. were the top contributors to performance. Shares of Apple performed strongly in response to developments described in the Alger Spectra Fund discussion.

Conversely, General Electric Co.; Celgene Corp.; CVS Caremark Corp.; Mattel, Inc.; and
Newell Brands, Inc. were the top detractors from results. Newell Brands is a leading global consumer products company. Its brands include Rubbermaid, Paper Mate, Calphalon, Graco, and Levolor. Newell Brand’s significant Jarden acquisition has been a transformational positive life cycle event. Jarden has an impressive stable of brands such as Coleman,
Rawlings, Marmot, and Yankee Candle. Newell shares detracted from performance late in the reporting period after the company lowered earnings guidance due to increased spending to stimulate categories where revenue growth has been sluggish. The company also cited increased resin import costs associated with Hurricane Harvey’s destruction in Texas. Resin is a very important component of Newell’s plastic products.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned 21.63% for the fiscal 12-month period ended October 31, 2017, compared to the 23.63% return of the Fund’s benchmark, the
S&P 500 Index.

Alger Associates, Inc., the parent company of Fred Alger Management, Inc., has expanded upon our growth equity expertise by acquiring Weatherbie Capital, LLC. As of March 1,
2017, the Fund adopted a multi-manager approach with Weatherbie Capital LLC serving as a sub-advisor. The Fund’s investment objectives, principal investment strategies, and principal risks have not changed in any material way.

The long/short equity Fund seeks long-term capital appreciation, downside protection, and lower volatility by primarily investing in long and short exposures in U.S. equities. The Fund seeks to generate market-like equity returns over a full U.S. market cycle. During shorter-
term periods, the Fund may underperform when U.S. equity markets generate strong gains, perform in line or modestly outperform when markets are flat, and should outperform when markets decline.

During the quarter, the average allocation to long positions was 85.96% and the average allocation to short positions was 24.89%. The Fund’s cash allocation was 38.93%. Long positions, in aggregate, outperformed the Fund’s benchmark and contributed to both absolute and relative performance. Short positions, however, detracted from both absolute and relative results.

Based on the combined allocations of long and short positions, Information Technology and Health Care were the largest sector weightings for the reporting period. The Information
Technology sector was the only sector overweighting while the Financials and Consumer
Staples sectors were the largest underweights. The Information Technology and Health
Care sectors provided the largest contributions to relative performance while Financials and
Industrials were among the sectors that detracted from results.

Stamps.com, Inc.; TubeMogul, Inc.; Puma Biotechnology, Inc.; Tolero Pharmaceuticals
Series B Convertible Preferred Stock; and Apple, Inc. were the top contributors to performance. Shares of Apple performed strongly in response to developments described in the Alger Spectra Fund discussion.

Conversely, Francesca's Holdings Corp.; Ultragenyx Pharmaceutical, Inc.; Lions Gate
Entertainment Corp., Cl. B; Middleby Corp.; and QUALCOMM, Inc. were the top detractors from results. Francesca’s is a national retailer of women’s apparel, jewelry, accessories, and gifts. Although we believe the company has been taking appropriate steps, such as improving its point-of-sale system and omni-channel capabilities, Francesca’s reported that same-store sales had turned negative, a result of a decline in customers visiting its locations.
This headwind hurt the performance of Francesa’s stock during the reporting period.

Short position Valeant Pharmaceuticals International, Inc. contributed to performance. The company develops, manufactures, and markets a broad range of pharmaceutical products for neurology, dermatology, gastrointestinal disorders, and eye health. It also offers generic products. Shares of Valeant underperformed early in 2017 after the company’s largest shareholder and biggest public proponent said it will sell its shares. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Valeant Pharmaceuticals shares declined, the portfolio’s cost of purchasing the stock declined, thereby supporting the portfolio’s performance.

Short position Caterpillar, Inc., however, detracted from performance. Its first-quarter
2017 results were highlighted by healthy aftermarket volumes and impressive margins on sales gain. The results indicated that end markets are improving and that the company's restructuring efforts may yield improved profitability as the cycle improves. Indeed, the company raised its forward guidance beyond that of consensus, underscoring the notion of stronger earnings power than previously contemplated. As the price of Caterpillar stock increased, the short position detracted from results.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned 24.20% for the fiscal 12-month period ended
October 31, 2017, compared to the 26.91% return of its benchmark, the MSCI Emerging
Markets Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Financials. The largest sector overweight was Health Care and the largest sector underweight was Telecommunication Services. The Industrials and Consumer Staples

sectors provided the largest contributions to relative performance while Real Estate and
Financials were among sectors that detracted from results.

Stock selection resulted in India, Russia, South Africa, and Chile being among countries that provided the largest contributions to relative performance. Countries that detracted from results included China, Mexico, South Korea, and the Philippines.

Samsung Electronics Co., Ltd.; Alibaba Group Holding Ltd.; Tencent Holdings Ltd.; Naspers
Ltd., Cl. N; and NMC Health PLC. were the top contributors to performance. Tencent is a
Chinese internet company that boasts the largest Chinese online social ecosystem. Its shares performed strongly early in the reporting period after it said quarterly results were in line with estimates. While revenues were a bit light versus expectations, up only 44% year over year, earnings increased 37.7% year over year, which was better than expected.

Conversely, Cemex Holdings Philippines, Inc.; PT Mitra Keluarga Karyasehat Tbk;
Corporacion Inmobiliaria Vesta S.A.B. de C.V.; Sitronix Technology Corp.; and Aurobindo
Pharma Ltd. were the top detractors from results. Aurobindo Pharma is an India-based pharmaceutical company. Early in the reporting period, one of the company’s promoters sold a 1.4% stake in the company. In addition, the company received a subpoena as part of a U.S. Department of Justice antitrust investigation into price collusion and was named in a lawsuit by 20 U.S. states on price fixing charges related to two drugs that represent less than
5% of Aurobindo’s consolidated revenues.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

1 According to Russell’s U.S. Equity Indexes Institutional Benchmark Survey, December 2014, most institutional equity products are benchmarked to a style index and, of those, 99% use Russell indexes. In total, $5.7 trillion is benchmarked to Russell indexes. For each base index (the Russell 1000 and Russell 2000, and Russell Microcap), a composite value score is used to weight stocks in the style indexes. Price-to-book value makes up 50% of that score. The other 50% is comprised of the Institutional Brokers’ Estimate
Systems forecast medium-term growth (2 year) and sales per share historical growth (5 year) statistics.
2 Baruch Lev and Feng Gu, “The End of Accounting,” John Wiley & Sons, 2016.
3 Brad Neuman, “The Enduring Force of Innovation,” Fred Alger & Company, Incorporated.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic
Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Responsible Investing Fund's environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• The S&P 500 Growth Index is an index consisting of stocks within the S&P
500 Index that exhibit strong growth characteristics.
• The S&P 500 Value Index is an index consisting of stocks within the S&P
500 Index that exhibit strong value characteristics.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector.
• The U.S. Consumer Confidence Index (CCI) is an indicator designed to mea-
sure consumer confidence, which is defined as the degree of optimism on the state of the economy that consumers are expressing through their activi-
ties of savings and spending.
• The Morgan Stanley Capital International (MSCI) All Country World Index

(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

FUND PERFORMANCE AS OF 9/30/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	13.95%	13.43%	15.66%
Alger Spectra Class C*	18.30%	13.79%	14.95%
Alger Spectra Class I†	20.30%	14.69%	15.83%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	20.64%	15.03%	13.81%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007, are those of the
Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger
Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.
The predecessor fund followed different investment strategies and had a different portfolio manager. As of January
12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger
Green Fund became the Alger Responsible Investing Fund.

FUND PERFORMANCE AS OF 9/30/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Responsible Investing Class A (Inception 12/4/00)	14.77%	11.23%	4.95%	2.68%
Alger Responsible Investing Class C (Inception 9/24/08)*	19.12%	11.57%	n/a	8.14%
Alger Responsible Investing Class I (Inception 9/24/08)†	21.06%	12.45%	n/a	8.97%
Alger Responsible Investing Class Z (Inception 10/14/16)	n/a	n/a	n/a	23.81%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	7.64%	6.01%	n/a	5.53%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	11.73%	6.34%	n/a	5.44%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	14.05%	7.46%	n/a	6.20%

Alger Emerging Markets Class A (Inception 12/29/10)	13.74%	4.48%	n/a	0.91%
Alger Emerging Markets Class C (Inception 12/29/10)	18.10%	4.82%	n/a	0.89%
Alger Emerging Markets Class I (Inception 12/29/10)	20.07%	5.60%	n/a	1.64%
Alger Emerging Markets Class Y (Inception 5/9/16)	20.68%	n/a	n/a	26.58%
Alger Emerging Markets Class Y-2 (Inception 5/9/16)	20.68%	n/a	n/a	26.58%
Alger Emerging Markets Class Z (Inception 2/28/14)	20.43%	n/a	n/a	5.27%

* Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September
24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September
24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December
29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
The performance data quoted represents past performance, which is not an indication or a guarantee of future results.
The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger
Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth
Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends.
Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	22.39%	15.04%	8.99%	15.75%
Class C (Inception 9/24/08)*	27.18%	15.43%	8.78%	15.04%
Class I (Inception 9/24/08)†	29.23%	16.32%	9.66%	15.91%
Russell 3000 Growth Index	29.80%	16.71%	9.06%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	29.62%	16.67%	n/a	14.39%
Russell 3000 Growth Index	29.80%	16.71%	n/a	14.31%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment advisor.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible
Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Prior to December 30, 2016, the
Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Prior to December 30, 2016, the Fund compared its performance to the Russell
3000 Growth Index. From December 30 forward, the Fund will compare its performance to the Russell 1000
Growth Index to better reflect its investment strategies. The figures for the Alger Responsible Investing Fund Class
A and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Responsible
Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index.
Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	22.03%	12.58%	4.58%	2.89%
Russell 1000 Growth Index	29.71%	16.83%	9.13%	5.40%

				Since
	1 YEAR	5 YEARS	10 YEARS	9/24/2008
Class C (Inception 9/24/08)	26.83%	12.91%	n/a	8.50%
Class I (Inception 9/24/08)	28.88%	13.83%	n/a	9.35%
Russell 1000 Growth Index	29.71%	16.83%	n/a	13.02%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	29.41%	n/a	n/a	27.29%
Russell 1000 Growth Index	29.71%	n/a	n/a	27.67%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the HFRI Equity Hedge (Total) Index (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2017. Effective March 1,
2017, Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred
Alger Management, Inc., began providing investment management for a portion of the assets of the Alger Dynamic
Opportunities Fund. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and
the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Performance for the Alger Dynamic
Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	15.28%	6.92%	n/a	5.88%
Class C (Inception 12/29/10)*	19.73%	7.28%	n/a	5.78%
S&P 500 Index	23.63%	15.18%	n/a	14.36%
HFRI Equity Hedge (Total) Index	12.98%	6.55%	n/a	5.33%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	22.02%	8.40%	n/a	6.60%
S&P 500 Index	23.63%	15.18%	n/a	13.39%
HFRI Equity Hedge (Total) Index	12.98%	6.55%	n/a	4.19%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to
December 29,2010 inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through October 31, 2017. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets
Fund Class C, Class I, Class Y, Class Y-2 and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	17.73%	5.05%	n/a	1.27%
Class C (Inception 12/29/10)	22.29%	5.38%	n/a	1.24%
Class I (Inception 12/29/10)	24.12%	6.16%	n/a	1.98%
MSCI Emerging Markets Index	26.91%	5.21%	n/a	2.61%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/9/2016
Class Y (Inception 5/9/16)	24.83%	n/a	n/a	27.01%
Class Y-2 (Inception 5/9/16)	24.94%	n/a	n/a	27.09%
MSCI Emerging Markets Index	26.91%	n/a	n/a	29.11%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	24.56%	n/a	n/a	5.86%
MSCI Emerging Markets Index	26.91%	n/a	n/a	7.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
October 31, 2017 (Unaudited)

`
		Alger Responsible	Alger Dynamic
SECTORS	Alger Spectra Fund*	Investing Fund	Opportunities Fund*
Consumer Discretionary	16.9%	15.3%	10.8%
Consumer Staples	2.0	3.6	0.2
Energy	1.1	0.7	0.0
Financials	7.4	3.5	0.8
Health Care	13.9	15.4	12.7
Industrials	6.4	13.4	11.2
Information Technology	45.6	41.0	25.9
Market Indices	0.0	0.0	(1.6)
Materials	3.6	0.8	1.0
Real Estate	2.3	1.8	1.1
Telecommunication Services	0.4	0.0	0.0
Utilities	0.0	0.0	(0.2)
Short-Term Investments and
Net Other Assets	0.4	4.5	38.1
	100.0%	100.0%	100.0%

Alger Emerging Markets
COUNTRY	Fund
Argentina	1.1%
Brazil	7.6
Chile	1.2
China	29.0
Colombia	0.4
Hong Kong	0.8
Hungary	0.8
India	10.0
Indonesia	2.5
Malaysia	1.8
Mexico	2.2
Peru	0.8
Philippines	0.8
Poland	0.1
Russia	4.0
South Africa	5.0
South Korea	13.9
Taiwan	10.9
Thailand	1.6
Turkey	1.0
United Arab Emirates	1.1
Cash and Net Other Assets	3.4
100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—99.2%	SHARES	VALUE
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	125,366	$25,446,791
The Boeing Co.	43,301	11,170,792
		36,617,583
AIR FREIGHT & LOGISTICS—0.4%
XPO Logistics, Inc. *	336,902	23,364,154
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
adidas AG	61,907	13,779,464
PVH Corp.	206,903	26,237,369
		40,016,833
APPLICATION SOFTWARE—4.1%
Adobe Systems, Inc. *	302,860	53,048,958
Autodesk, Inc. *	500,655	62,561,849
salesforce. com, Inc. *	1,216,863	124,533,759
		240,144,566
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
BlackRock, Inc. , Cl. A	60,366	28,422,124
WisdomTree Investments, Inc.	2,336,370	25,910,343
		54,332,467
AUTO PARTS & EQUIPMENT—0.5%
Delphi Automotive PLC.	273,301	27,160,653
BIOTECHNOLOGY—4.5%
AbbVie, Inc.	218,849	19,751,122
ACADIA Pharmaceuticals, Inc. *	431,333	15,023,329
BioMarin Pharmaceutical, Inc. *	233,257	19,148,067
Celgene Corp. *,+	626,122	63,219,538
Clovis Oncology, Inc. *	70,156	5,287,658
Exact Sciences Corp. *	720,895	39,642,016
Incyte Corp. *	51,016	5,777,562
Sarepta Therapeutics, Inc. *	471,717	23,260,365
Vertex Pharmaceuticals, Inc. *,+	505,166	73,870,424
		264,980,081
BROADCASTING—0.9%
CBS Corp. , Cl. B	948,441	53,226,509
BUILDING PRODUCTS—0.5%
Johnson Controls International PLC.	212,706	8,803,901
Lennox International, Inc.	97,416	18,619,120
		27,423,021
CABLE & SATELLITE—1.1%
Charter Communications, Inc. , Cl. A*	27,978	9,349,408
Comcast Corp. , Cl. A	1,597,045	57,541,532
		66,890,940
COMMUNICATIONS EQUIPMENT—0.6%
Palo Alto Networks, Inc. *	222,466	32,746,995
CONSTRUCTION MATERIALS—0.8%
Vulcan Materials Co.	361,927	44,064,612

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.2% (CONT. )	SHARES	VALUE
CONSUMER FINANCE—0.3%
LendingClub Corp. *	3,007,415	$17,112,191
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Visa, Inc. , Cl. A+	2,024,024	222,602,160
DIVERSIFIED BANKS—2.4%
Bank of America Corp.	3,188,882	87,343,478
Citigroup, Inc.	385,988	28,370,118
JPMorgan Chase & Co.	222,394	22,375,060
		138,088,656
DIVERSIFIED CHEMICALS—0.4%
DowDuPont, Inc.	314,645	22,751,980
FINANCIAL EXCHANGES & DATA—1.9%
Intercontinental Exchange, Inc.	1,209,481	79,946,694
S&P Global, Inc.	186,667	29,207,786
		109,154,480
FOOD DISTRIBUTORS—0.1%
Performance Food Group Co. *	278,723	7,887,861
GENERAL MERCHANDISE STORES—0.1%
Dollar Tree, Inc. *	79,979	7,298,084
HEALTH CARE EQUIPMENT—3.0%
ABIOMED, Inc. *	79,580	15,352,574
Boston Scientific Corp. *	1,574,145	44,296,440
Danaher Corp.	780,887	72,052,443
Intuitive Surgical, Inc.	46,883	17,598,003
Medtronic PLC.	334,113	26,902,779
		176,202,239
HOME ENTERTAINMENT SOFTWARE—0.6%
Electronic Arts, Inc. *	307,991	36,835,724
HOME IMPROVEMENT RETAIL—1.9%
The Home Depot, Inc.	671,574	111,333,538
HOTELS RESORTS & CRUISE LINES—0.6%
Norwegian Cruise Line Holdings Ltd. *	585,468	32,639,841
HOUSEWARES & SPECIALTIES—0.6%
Newell Brands, Inc.	804,034	32,788,507
HYPERMARKETS & SUPER CENTERS—0.7%
Wal-Mart Stores, Inc.	474,121	41,395,504
INDUSTRIAL CONGLOMERATES—2.5%
Honeywell International, Inc.+	1,006,876	145,151,244
INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	473,993	75,568,704
INDUSTRIAL MACHINERY—1.4%
Stanley Black & Decker, Inc.	507,853	82,043,652
INTERNET & DIRECT MARKETING RETAIL—9.6%
Amazon. com, Inc. *,+	405,952	448,690,627
Expedia, Inc.	356,594	44,453,008

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.2% (CONT. )	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—9.6% (CONT. )
Netflix, Inc. *	275,725	$54,160,662
The Priceline Group, Inc. *	7,364	14,079,673
Wayfair, Inc. , Cl. A*	88,858	6,211,174
		567,595,144
INTERNET SOFTWARE & SERVICES—14.2%
Alibaba Group Holding Ltd. #*	884,567	163,547,592
Alphabet, Inc. , Cl. C*,+	287,301	292,081,689
Altaba, Inc. *	677,360	47,496,483
Facebook, Inc. , Cl. A*,+	1,830,182	329,542,571
Palantir Technologies, Inc. , Cl. A*,@,(a)	348,292	2,002,679
		834,671,014
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	1,021,687	51,084,350
IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp. , Cl. A	788,044	59,631,290
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	164,730	37,726,465
LIFE SCIENCES TOOLS & SERVICES—1.0%
Illumina, Inc. *	148,671	30,505,803
Thermo Fisher Scientific, Inc.	147,624	28,613,960
		59,119,763
MANAGED HEALTH CARE—4.9%
Aetna, Inc.	561,975	95,552,609
Cigna Corp.	41,675	8,219,144
Humana, Inc.	98,857	25,243,135
UnitedHealth Group, Inc.	748,960	157,446,371
		286,461,259
MOVIES & ENTERTAINMENT—0.2%
Time Warner, Inc.	90,541	8,899,275
OIL & GAS EQUIPMENT & SERVICES—0.4%
Halliburton Co.	586,289	25,057,992
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Encana Corp.	226,476	2,649,769
Pioneer Natural Resources Co.	283,448	42,423,662
		45,073,431
PACKAGED FOODS & MEATS—0.1%
Nestle SA	94,002	7,909,983
PERSONAL PRODUCTS—0.4%
The Estee Lauder Cos. , Inc. , Cl. A	195,545	21,863,886
PHARMACEUTICALS—0.3%
Bristol-Myers Squibb Co.	298,702	18,417,965
RAILROADS—0.7%
Union Pacific Corp.	334,394	38,719,481
RESTAURANTS—1.2%
McDonald's Corp.	432,918	72,258,343

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.2% (CONT. )	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—1.3%
Applied Materials, Inc.	1,386,309	$78,229,417
SEMICONDUCTORS—6.2%
Broadcom Ltd.	675,438	178,254,843
Cavium, Inc. *	382,472	26,386,743
Microchip Technology, Inc.	964,393	91,424,456
Micron Technology, Inc. *	972,787	43,104,192
NVIDIA Corp.	126,764	26,216,063
		365,386,297
SOFT DRINKS—0.1%
PepsiCo, Inc.	50,999	5,621,620
SPECIALTY CHEMICALS—1.4%
Axalta Coating Systems Ltd. *	391,105	13,004,241
The Sherwin-Williams Co.	176,134	69,599,350
		82,603,591
SYSTEMS SOFTWARE—8.0%
Choicestream, Inc. *,@,(a),(b)	178,292	–
Microsoft Corp.+	4,473,943	372,142,579
Oracle Corp.	295,753	15,053,828
Red Hat, Inc. *	323,124	39,043,073
ServiceNow, Inc. *	355,303	44,899,640
		471,139,120
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.1%
Apple, Inc.+	2,323,042	392,687,020
Western Digital Corp.	259,569	23,171,724
		415,858,744
TOBACCO—0.6%
Philip Morris International, Inc.	321,933	33,687,069
TRADING COMPANIES & DISTRIBUTORS—0.7%
HD Supply Holdings, Inc. *	357,981	12,668,948
United Rentals, Inc. *	182,928	25,880,653
		38,549,601
WIRELESS TELECOMMUNICATION SERVICES—0.4%
T-Mobile US, Inc. *	363,682	21,737,273
TOTAL COMMON STOCKS
(Cost $4,182,490,780)		5,817,125,152
PREFERRED STOCKS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	2,912,012	9,085,477
INTERNET SOFTWARE & SERVICES—0.1%
Palantir Technologies, Inc. , Cl. B*,@,(a)	1,420,438	8,167,518
Palantir Technologies, Inc. , Cl. D*,@,(a)	185,062	1,064,107
		9,231,625

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2017 (Continued)

PREFERRED STOCKS—0.5% (CONT. )	SHARES	VALUE
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	171,099	$9,826,216
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(a),(b)	1,537,428	–
Choicestream, Inc. , Series B*,@,(a),(b)	3,765,639	–
		–
TOTAL PREFERRED STOCKS
(Cost $32,736,484)		28,143,318
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26*,@,(a),(b)	838,287	–
(Cost $837,448)		–
MASTER LIMITED PARTNERSHIP—1.1%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
The Blackstone Group LP.	1,876,199	62,458,665
(Cost $54,312,412)		62,458,665
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
SPECIALIZED—2.3%
Crown Castle International Corp.	284,294	30,442,201
Equinix, Inc.	207,146	96,012,171
SBA Communications Corp. , Cl. A*	58,104	9,132,787
		135,587,159
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $120,527,079)		135,587,159
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/5/18@,(a),(b)	838,287	–
(Cost $836)		–
SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.@,(a)	2,715,111	3,277,682
(Cost $2,715,111)		3,277,682
Total Investments
(Cost $4,393,620,150)	103.1%	6,046,591,976
Affiliated Securities (Cost $17,482,878)		9,085,477
Unaffiliated Securities (Cost $4,376,137,272)		6,037,506,499
Liabilities in Excess of Other Assets	(3.1)%	(181,516,736)
NET ASSETS	100.0%	$5,865,075,240

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
* Non-income producing security.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2017 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	$51,705	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/5/18	08/04/16	836	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	837,448	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	1,229,452	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	2,259,383	0.05%	0	0.00%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	5,541,897	0.14%	9,826,216	0.17%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	3,277,682	0.06%
Palantir Technologies, Inc. , Cl. A	10/07/14	2,266,336	0.05%	2,002,679	0.03%
Palantir Technologies, Inc. , Cl. B	10/07/14	9,379,767	0.22%	8,167,518	0.14%
Palantir Technologies, Inc. , Cl. D	10/14/14	1,221,931	0.03%	1,064,107	0.02%
Prosetta Biosciences, Inc. , Series D	02/06/15	13,104,054	0.28%	9,085,477	0.15%
Total				$33,423,679	0.57%

All or a portion of this security is held as collateral for securities sold short.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments - Securities Sold Short October 31, 2017

	COMMON STOCKS—(3.5)%	SHARES	VALUE
	APPLICATION SOFTWARE—(0.1)%
	Citrix Systems, Inc.	(58,823)	$(4,859,368)
	AUTO PARTS & EQUIPMENT—(0.1)%
	Gentex Corp.	(421,490)	(8,181,121)
	COMMUNICATIONS EQUIPMENT—(0.4)%
	Finisar Corp.	(900,122)	(21,188,872)
	DATA PROCESSING & OUTSOURCED SERVICES—(0.1)%
	Global Payments, Inc.	(57,456)	(5,972,551)
	ELECTRICAL COMPONENTS & EQUIPMENT—(0.2)%
	Acuity Brands, Inc.	(65,956)	(11,027,843)
	FERTILIZERS & AGRICULTURAL CHEMICALS—(0.3)%
	The Scotts Miracle-Gro Co.	(165,943)	(16,531,242)
	HOTELS RESORTS & CRUISE LINES—(0.7)%
	Hilton Worldwide Holdings, Inc.	(458,984)	(33,175,364)
	Wyndham Worldwide Corp.	(52,866)	(5,648,732)
			(38,824,096)
	IT CONSULTING & OTHER SERVICES—(0.1)%
	Infosys Ltd. #	(538,847)	(8,001,878)
	LIFE SCIENCES TOOLS & SERVICES—(0.1)%
	Evotec AG	(385,454)	(8,202,327)
	MOVIES & ENTERTAINMENT—(0.2)%
	The Walt Disney Co.	(116,932)	(11,437,119)
	OIL & GAS EQUIPMENT & SERVICES—(0.1)%
	Core Laboratories NV	(48,746)	(4,869,726)
	SYSTEMS SOFTWARE—(0.9)%
	CyberArk Software Ltd.	(542,563)	(22,988,394)
	Fortinet, Inc.	(185,354)	(7,304,801)
	Symantec Corp.	(629,571)	(20,461,058)
			(50,754,253)
	TIRES & RUBBER—(0.1)%
	The Goodyear Tire & Rubber Co.	(179,521)	(5,491,547)
	TRADING COMPANIES & DISTRIBUTORS—(0.1)%
	WW Grainger, Inc.	(41,009)	(8,107,479)
	TOTAL COMMON STOCKS
	(Proceeds $196,866,904)		$(203,449,422)
	Total (Proceeds $196,866,904)		$(203,449,422)
#	American Depositary Receipts.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—93.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.0%
Hexcel Corp.	9,263	$562,171
Lockheed Martin Corp.	2,175	670,248
		1,232,419
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc. , Cl. B	2,574	302,522
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
PVH Corp.	4,990	632,782
APPAREL RETAIL—0.5%
The Gap, Inc.	12,902	335,323
APPLICATION SOFTWARE—5.4%
Autodesk, Inc. *	8,398	1,049,414
salesforce. com, Inc. *	12,390	1,267,993
SAP SE#	8,947	1,021,747
		3,339,154
AUTOMOBILE MANUFACTURERS—0.5%
Tesla, Inc. *	905	300,035
BIOTECHNOLOGY—4.6%
Biogen, Inc.	1,662	517,979
Bioverativ, Inc. *	1,095	61,867
Celgene Corp. *	5,731	578,659
Incyte Corp. *	2,014	228,086
Sarepta Therapeutics, Inc. *	7,830	386,097
TESARO, Inc. *	1,569	181,643
Vertex Pharmaceuticals, Inc. *	6,148	899,022
		2,853,353
BUILDING PRODUCTS—2.2%
Allegion PLC.	8,803	734,082
Johnson Controls International PLC.	15,320	634,095
		1,368,177
COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	23,686	808,877
DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Visa, Inc. , Cl. A	18,919	2,080,712
DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	6,416	645,514
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Rockwell Automation, Inc.	1,902	381,960
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Tetra Tech, Inc.	15,765	776,426
FOOD DISTRIBUTORS—0.4%
Performance Food Group Co. *	9,386	265,624
FOOTWEAR—0.7%
NIKE, Inc. , Cl. B	7,589	417,319
HEALTH CARE EQUIPMENT—0.4%
Edwards Lifesciences Corp. *	2,448	250,259

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—93.7% (CONT. )	SHARES	VALUE
HEALTH CARE FACILITIES—0.5%
HCA Healthcare, Inc. *	3,887	$294,052
HEALTH CARE TECHNOLOGY—0.5%
Medidata Solutions, Inc. *	4,396	330,711
HOME ENTERTAINMENT SOFTWARE—1.3%
Electronic Arts, Inc. *	6,982	835,047
HOME IMPROVEMENT RETAIL—2.3%
The Home Depot, Inc.	8,795	1,458,035
HOTELS RESORTS & CRUISE LINES—1.5%
Royal Caribbean Cruises Ltd.	7,271	899,932
HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	10,255	885,417
HOUSEWARES & SPECIALTIES—0.9%
Newell Brands, Inc.	14,122	575,895
INDUSTRIAL CONGLOMERATES—5.1%
3M Co.	2,730	628,419
General Electric Co.	21,179	426,968
Honeywell International, Inc.	14,457	2,084,121
		3,139,508
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	3,038	484,348
INDUSTRIAL MACHINERY—1.8%
Stanley Black & Decker, Inc.	2,044	330,208
Woodward, Inc.	4,802	371,339
Xylem, Inc.	6,701	445,818
		1,147,365
INTERNET & DIRECT MARKETING RETAIL—6.5%
Amazon. com, Inc. *	3,647	4,030,956
INTERNET SOFTWARE & SERVICES—12.5%
Alphabet, Inc. , Cl. A*	1,789	1,848,108
Alphabet, Inc. , Cl. C*	2,019	2,052,596
eBay, Inc. *	13,128	494,138
Facebook, Inc. , Cl. A*	18,547	3,339,573
		7,734,415
INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	21,150	1,057,500
TD Ameritrade Holding Corp.	4,127	206,309
		1,263,809
LEISURE FACILITIES—0.8%
Vail Resorts, Inc.	2,226	509,799
LIFE SCIENCES TOOLS & SERVICES—0.9%
Agilent Technologies, Inc.	7,736	526,280
MANAGED HEALTH CARE—2.7%
Aetna, Inc.	7,044	1,197,691
Humana, Inc.	1,990	508,147
		1,705,838

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—93.7% (CONT. )	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Encana Corp.	36,250	$424,125
PACKAGED FOODS & MEATS—0.5%
McCormick & Co. , Inc.	3,063	304,860
PHARMACEUTICALS—5.8%
Bristol-Myers Squibb Co.	17,317	1,067,766
Johnson & Johnson	11,586	1,615,204
Merck & Co. , Inc.	10,822	596,184
Zoetis, Inc. , Cl. A	4,902	312,846
		3,592,000
REGIONAL BANKS—0.5%
Regions Financial Corp.	20,115	311,380
RESTAURANTS—0.6%
Starbucks Corp.	6,632	363,699
SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	2,682	559,385
SEMICONDUCTORS—2.8%
Broadcom Ltd.	4,193	1,106,575
Intel Corp.	14,472	658,331
		1,764,906
SOFT DRINKS—1.2%
PepsiCo, Inc.	6,849	754,965
SYSTEMS SOFTWARE—6.1%
Choicestream, Inc. *,@,(a),(b)	3,619	–
Microsoft Corp.	45,602	3,793,174
		3,793,174
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.4%
Apple, Inc.	27,297	4,614,285
TOTAL COMMON STOCKS
(Cost $33,338,412)		58,294,642
PREFERRED STOCKS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(a),(b)	31,215	–
Choicestream, Inc. , Series B*,@,(a),(b)	69,819	–
		–
TOTAL PREFERRED STOCKS
(Cost $66,854)		–
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26*,@,(a),(b)	10,518	–
(Cost $10,508)		–
REAL ESTATE INVESTMENT TRUST—1.8%	SHARES	VALUE
SPECIALIZED—1.8%
Equinix, Inc.	1,607	744,844

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2017 (Continued)

REAL ESTATE INVESTMENT TRUST—1.8% (CONT. )	SHARES	VALUE
SPECIALIZED—1.8% (CONT. )
SBA Communications Corp. , Cl. A*	2,261	$355,384
		1,100,228
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $939,103)		1,100,228
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/5/18@,(a),(b)	10,518	–
(Cost $11)		–
Total Investments
(Cost $34,354,888)	95.5%	59,394,870
Affiliated Securities (Cost $78,422)		–
Unaffiliated Securities (Cost $34,276,466)		59,394,870
Other Assets in Excess of Liabilities	4.5%	2,816,213
NET ASSETS	100.0%	$62,211,083

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	$1,049	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/5/18	08/04/16	11	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	10,508	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	24,962	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	41,892	0.05%	0	0.00%
Total				$0	0.00%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—86.5%	SHARES	VALUE
AEROSPACE & DEFENSE—4.8%
General Dynamics Corp.+	4,738	$961,719
HEICO Corp.+	8,545	774,861
TransDigm Group, Inc.+	8,281	2,297,977
		4,034,557
AIR FREIGHT & LOGISTICS—1.7%
XPO Logistics, Inc. *,+	20,909	1,450,039
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
adidas AG	929	206,780
Canada Goose Holdings, Inc. *,+	29,635	636,560
		843,340
APPAREL RETAIL—0.1%
Francesca's Holdings Corp. *,+	7,843	50,744
APPLICATION SOFTWARE—7.1%
Blackbaud, Inc.+	1,925	195,002
Ebix, Inc. *,+	22,818	1,550,483
Everbridge, Inc. *,+	29,570	787,745
Globant SA*	5,841	220,322
HubSpot, Inc. *,+	7,761	671,715
Paylocity Holding Corp. *,+	24,179	1,291,400
PTC, Inc. *	4,704	312,581
RealPage, Inc. *	1,362	58,975
SS&C Technologies Holdings, Inc.	4,648	186,850
The Ultimate Software Group, Inc. *,+	3,560	721,220
		5,996,293
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Affiliated Managers Group, Inc. +	4,034	752,341
Virtus Investment Partners, Inc.	1,571	182,865
WisdomTree Investments, Inc.+	30,781	341,361
		1,276,567
BIOTECHNOLOGY—6.6%
ACADIA Pharmaceuticals, Inc. *,+	19,109	665,566
BioMarin Pharmaceutical, Inc. *	5,134	421,450
Clovis Oncology, Inc. *	5,152	388,306
Exact Sciences Corp. *	5,640	310,144
Incyte Corp. *,+	1,319	149,377
Portola Pharmaceuticals, Inc. *,+	26,511	1,309,908
Puma Biotechnology, Inc. *,+	7,004	891,609
TESARO, Inc. *	2,070	239,644
Ultragenyx Pharmaceutical, Inc. *,+	8,839	407,390
Vertex Pharmaceuticals, Inc. *	5,102	746,065
		5,529,459
BROADCASTING—0.4%
CBS Corp. , Cl. B+	6,699	375,948
CASINOS & GAMING—0.4%
Wynn Resorts Ltd.	2,345	345,864

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—86.5% (CONT. )	SHARES	VALUE
COMMUNICATIONS EQUIPMENT—0.7%
Lumentum Holdings, Inc. *,+	8,891	$561,467
CONSUMER ELECTRONICS—0.5%
GoPro, Inc. , Cl. A*	39,254	409,419
CONSUMER FINANCE—0.7%
LendingClub Corp. *,+	102,973	585,916
DATA PROCESSING & OUTSOURCED SERVICES—2.2%
PayPal Holdings, Inc. *	2,826	205,055
Visa, Inc. , Cl. A+	11,360	1,249,373
WNS Holdings Ltd. #*	11,268	427,282
		1,881,710
DISTRIBUTORS—0.4%
LKQ Corp. *	9,851	371,284
DIVERSIFIED SUPPORT SERVICES—0.3%
Cintas Corp.	1,769	263,652
EDUCATION SERVICES—1.8%
Chegg, Inc. *,+	95,344	1,478,785
ELECTRONIC COMPONENTS—0.2%
Universal Display Corp.	1,355	198,508
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
Trimble, Inc. *	4,083	166,913
ELECTRONIC MANUFACTURING SERVICES—0.9%
IPG Photonics Corp. *,+	3,513	747,953
ENVIRONMENTAL & FACILITIES SERVICES—1.9%
Waste Connections, Inc.+	22,286	1,574,952
FINANCIAL EXCHANGES & DATA—0.6%
MarketAxess Holdings, Inc.+	1,350	234,900
S&P Global, Inc.	1,811	283,367
		518,267
GENERAL MERCHANDISE STORES—0.9%
Dollar Tree, Inc. *,+	5,730	522,863
Ollie's Bargain Outlet Holdings, Inc. *	4,771	213,025
		735,888
HEALTH CARE DISTRIBUTORS—0.0%
PetIQ, Inc. , Cl. A*	1,404	33,780
HEALTH CARE EQUIPMENT—5.1%
ABIOMED, Inc. *	4,550	877,786
Baxter International, Inc.	6,104	393,525
Cantel Medical Corp.+	3,093	303,361
Danaher Corp.	2,116	195,243
DexCom, Inc. *,+	11,800	530,646
Insulet Corp. *,+	33,192	1,952,022
		4,252,583
HEALTH CARE FACILITIES—0.6%
US Physical Therapy, Inc.+	7,610	517,100

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—86.5% (CONT. )	SHARES	VALUE
HEALTH CARE SERVICES—0.7%
Diplomat Pharmacy, Inc. *,+	26,829	$564,750
HEALTH CARE SUPPLIES—0.6%
Align Technology, Inc. *,+	2,070	494,689
HEALTH CARE TECHNOLOGY—1.2%
Cotiviti Holdings, Inc.	9,194	323,261
Medidata Solutions, Inc. *,+	4,364	328,304
Veeva Systems, Inc. , Cl. A*	5,628	342,970
		994,535
HOME ENTERTAINMENT SOFTWARE—0.8%
Electronic Arts, Inc. *,+	5,612	671,195
HOME FURNISHINGS—0.7%
Mohawk Industries, Inc. *	2,214	579,537
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.3%
WageWorks, Inc. *,+	16,891	1,076,801
INDUSTRIAL CONGLOMERATES—0.4%
Roper Technologies, Inc.	1,191	307,481
INDUSTRIAL GASES—0.4%
Air Products & Chemicals, Inc.	2,293	365,573
INDUSTRIAL MACHINERY—2.1%
Proto Labs, Inc. *	663	57,847
Stanley Black & Decker, Inc.	1,930	311,792
The Middleby Corp. *,+	11,978	1,388,250
		1,757,889
INTERNET & DIRECT MARKETING RETAIL—5.2%
Amazon. com, Inc. *,+	1,793	1,981,767
Expedia, Inc.	1,622	202,199
Wayfair, Inc. , Cl. A*,+	31,328	2,189,827
		4,373,793
INTERNET SOFTWARE & SERVICES—10.4%
2U, Inc. *,+	7,618	484,733
Alarm. com Holdings, Inc. *	3,633	169,589
Alibaba Group Holding Ltd. #*,+	4,538	839,031
Alphabet, Inc. , Cl. C*,+	710	721,814
Care. com, Inc. *	6,473	99,490
Cornerstone OnDemand, Inc. *	9,909	380,109
Envestnet, Inc. *	3,642	194,483
Facebook, Inc. , Cl. A*,+	4,281	770,837
GTT Communications, Inc. *,+	22,436	817,792
Palantir Technologies, Inc. , Cl. A*,@,(a)	6,606	37,985
SPS Commerce, Inc. *	729	35,838
Stamps. com, Inc. *,+	7,866	1,765,130
Tencent Holdings Ltd.	17,336	779,163
The Trade Desk, Inc. , Cl. A*,+	25,425	1,676,016
		8,772,010
IT CONSULTING & OTHER SERVICES—0.4%
EPAM Systems, Inc. *	3,634	331,239

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—86.5% (CONT. )	SHARES	VALUE
LEISURE FACILITIES—0.4%
Planet Fitness, Inc. , Cl. A+	14,051	$374,319
LIFE SCIENCES TOOLS & SERVICES—0.6%
Bio-Techne Corp.+	2,121	277,893
Thermo Fisher Scientific, Inc.	1,007	195,187
		473,080
MOVIES & ENTERTAINMENT—0.5%
Live Nation Entertainment, Inc. *	9,476	414,859
OIL & GAS EQUIPMENT & SERVICES—0.3%
ProPetro Holding Corp. *	17,420	265,307
PERSONAL PRODUCTS—0.3%
L'Occitane International S. A.	142,038	269,876
PHARMACEUTICALS—0.8%
Aerie Pharmaceuticals, Inc. *	3,697	228,290
GW Pharmaceuticals PLC. #*	3,724	402,006
		630,296
REAL ESTATE SERVICES—1.9%
FirstService Corp.+	21,602	1,504,795
Redfin Corp.	3,710	87,334
		1,592,129
REGIONAL BANKS—1.6%
Independent Bank Group, Inc.	6,204	390,232
Peapack Gladstone Financial Corp.	1,825	63,309
Signature Bank*,+	6,955	904,219
		1,357,760
REINSURANCE—0.1%
Greenlight Capital Re Ltd. , Cl. A*	3,440	75,852
RESEARCH & CONSULTING SERVICES—0.3%
FTI Consulting, Inc. *	4,947	211,484
IHS Markit Ltd. *	1,673	71,287
		282,771
RESTAURANTS—0.3%
Chuy's Holdings, Inc. *	2,553	57,443
Shake Shack, Inc. , Cl. A*,+	5,215	197,961
		255,404
SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	10,759	607,130
Lam Research Corp.	2,971	619,662
		1,226,792
SEMICONDUCTORS—2.6%
Broadcom Ltd.+	1,686	444,952
Cavium, Inc. *,+	5,699	393,174
Impinj, Inc. *	4,631	158,102
MACOM Technology Solutions Holdings, Inc. *,+	8,549	349,483
Micron Technology, Inc. *,+	9,434	418,021

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—86.5% (CONT. )	SHARES	VALUE
SEMICONDUCTORS—2.6% (CONT. )
Skyworks Solutions, Inc.	3,901	$444,168
		2,207,900
SPECIALIZED CONSUMER SERVICES—0.4%
ServiceMaster Global Holdings, Inc.	6,886	324,399
SPECIALTY CHEMICALS—0.9%
Ecolab, Inc.	2,951	385,578
The Sherwin-Williams Co.	789	311,773
		697,351
SYSTEMS SOFTWARE—4.0%
Microsoft Corp.+	24,706	2,055,045
Proofpoint, Inc. *	3,566	329,534
ServiceNow, Inc. *,+	7,811	987,076
		3,371,655
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Apple, Inc.+	10,133	1,712,882
Electronics For Imaging, Inc. *,+	24,778	764,649
Stratasys Ltd. *	774	17,430
		2,494,961
THRIFTS & MORTGAGE FINANCE—1.1%
BofI Holding, Inc. *,+	33,364	897,492
TRADING COMPANIES & DISTRIBUTORS—1.1%
H&E Equipment Services, Inc.	13,684	450,751
SiteOne Landscape Supply, Inc. *,+	6,963	442,220
		892,971
TOTAL COMMON STOCKS
(Cost $61,066,802)		72,595,654
PREFERRED STOCKS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	41,418	129,224
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	26,941	154,911
Palantir Technologies, Inc. , Cl. D*,@,(a)	3,510	20,182
		175,093
TOTAL PREFERRED STOCKS
(Cost $387,460)		304,317
RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Adolor Corp. , CPR*,@,(a),(c)	49,870	–
Tolero CDR*,@,(a),(d)	126,108	360,139
		360,139
INTERNET SOFTWARE & SERVICES—0.0%
China Literature Ltd. *	16	106
TOTAL RIGHTS
(Cost $67,638)		360,245

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017 (Continued)

MASTER LIMITED PARTNERSHIP—0.7%			SHARES		VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
The Blackstone Group LP.+			16,619		$553,246
(Cost $389,165)					553,246
REAL ESTATE INVESTMENT TRUST—0.4%			SHARES		VALUE
SPECIALIZED—0.4%
Equinix, Inc.			760		352,260
(Cost $335,646)					352,260
SPECIAL PURPOSE VEHICLE—0.2%			SHARES		VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@,(a)			159,212		192,201
(Cost $159,212)					192,201
PURCHASED OPTIONS—3.6%
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	CONTRACTS	COUNTERPARTY		CONTRACTS	VALUE
PUT OPTIONS—3.6%
Blue Apron Holdings, Inc. , 1/19/18,
15*	$31,005	BNP Paribas		65	$61,750
Sears Holdings Corp. , 1/19/18, 10*	661,200	BNP Paribas		1,200	638,400
Sears Holdings Corp. , 1/19/18, 13*	89,813	BNP Paribas		163	132,030
Sears Holdings Corp. , 1/19/18, 20*	546,041	BNP Paribas		991	1,461,725
Sears Holdings Corp. , 1/18/19, 25*	24,795	BNP Paribas		45	91,800
Sears Holdings Corp. , 1/19/18, 30*	23,693	BNP Paribas		43	104,705
Sears Holdings Corp. , 6/15/18, 27*	23,693	BNP Paribas		43	93,525
Snap, Inc. , 1/19/18, 20*	49,088	BNP Paribas		32	16,640
Snap, Inc. , 1/19/18, 25*	82,836	BNP Paribas		54	52,920
Snap, Inc. , 1/18/19, 40*	81,302	BNP Paribas		53	131,440
Universal Insurance Holdings, Inc. ,
11/17/17, 12.5*	713,115	BNP Paribas		299	–
Valeant Pharmaceuticals
International Inc. , 1/19/18, 5*	1,152,634	BNP Paribas		986	2,958
Valeant Pharmaceuticals
International Inc. , 1/19/18, 10*	960,918	BNP Paribas		822	45,210
Valeant Pharmaceuticals
International Inc. , 1/19/18, 15*	251,335	BNP Paribas		215	76,325
Valeant Pharmaceuticals
International Inc. , 1/19/18, 45*	45,591	BNP Paribas		39	128,895
(Cost $3,183,178)					3,038,323
CALL OPTIONS—0.0%
Kellogg Co. , 1/19/18, 85*	87,542	BNP Paribas		14	–
(Cost $1,278)					–
TOTAL PURCHASED OPTIONS
(Cost $3,184,456)					3,038,323
Total Investments
(Cost $65,590,379)				92.2%	$77,396,246
Affiliated Securities (Cost $186,381)					129,224

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2017 (Continued)

Unaffiliated Securities (Cost $65,403,998)		$77,267,022
Other Assets in Excess of Liabilities	7.8%	6,569,786
NET ASSETS	100.0%	$83,966,032

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents
0.0% of the net assets of the Fund.
(d) Contingent deferred rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Adolor Corp. , CPR	10/24/11	$0	0.00%	$0	0.00%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	192,201	0.23%
Palantir Technologies, Inc. , Cl. A	10/07/14	42,985	0.05%	37,985	0.05%
Palantir Technologies, Inc. , Cl. B	10/07/14	177,903	0.22%	154,911	0.19%
Palantir Technologies, Inc. , Cl. D	10/14/14	23,176	0.03%	20,182	0.02%
Prosetta Biosciences, Inc. , Series D	02/06/15	186,381	0.25%	129,224	0.15%
Tolero CDR	02/06/17	67,638	0.09%	360,139	0.43%
Total				$894,642	1.07%

+ All or a portion of this security is held as collateral for securities sold short.

Industry classifications are unaudited
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short October 31, 2017

COMMON STOCKS—(28.9)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.2)%
CH Robinson Worldwide, Inc.	(1,554)	$(122,036)
FedEx Corp.	(352)	(79,485)
		(201,521)
APPAREL ACCESSORIES & LUXURY GOODS—(0.3)%
Under Armour, Inc. , Cl. A	(3,787)	(47,413)
VF Corp.	(2,102)	(146,404)
		(193,817)
APPLICATION SOFTWARE—(2.0)%
Citrix Systems, Inc.	(1,981)	(163,650)
Snap, Inc. , Cl. A	(97,685)	(1,498,488)
		(1,662,138)
ASSET MANAGEMENT & CUSTODY BANKS—(0.1)%
T Rowe Price Group, Inc.	(1,126)	(104,605)
AUTO PARTS & EQUIPMENT—(0.2)%
American Axle & Manufacturing Holdings, Inc.	(4,070)	(72,405)
Gentex Corp.	(3,813)	(74,010)
		(146,415)
AUTOMOTIVE RETAIL—(0.2)%
CarMax, Inc.	(832)	(62,483)
Carvana Co. , Cl. A	(158)	(2,240)
O'Reilly Automotive, Inc.	(477)	(100,623)
		(165,346)
BIOTECHNOLOGY—(0.2)%
Genomic Health, Inc.	(4,061)	(133,160)
BROADCASTING—(0.2)%
AMC Networks, Inc. , Cl. A	(2,685)	(136,613)
COMMUNICATIONS EQUIPMENT—(0.4)%
Finisar Corp.	(13,929)	(327,889)
COMPUTER & ELECTRONICS RETAIL—(0.2)%
JB Hi-Fi Ltd.	(11,001)	(193,141)
CONSTRUCTION & ENGINEERING—(0.3)%
Great Lakes Dredge & Dock Corp.	(41,187)	(210,054)
CONSUMER FINANCE—(0.3)%
Capital One Financial Corp.	(2,926)	(269,719)
DATA PROCESSING & OUTSOURCED SERVICES—(1.4)%
Automatic Data Processing, Inc.	(4,986)	(579,672)
Fidelity National Information Services, Inc.	(1,967)	(182,459)
The Western Union Co.	(19,145)	(380,220)
		(1,142,351)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.1)%
Acuity Brands, Inc.	(448)	(74,906)
FERTILIZERS & AGRICULTURAL CHEMICALS—(0.2)%
The Scotts Miracle-Gro Co.	(1,998)	(199,041)
FOOD RETAIL—(0.1)%
Sprouts Farmers Market, Inc.	(4,193)	(77,529)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short October 31, 2017 (Continued)

COMMON STOCKS—(28.9)% (CONT. )	SHARES	VALUE
GAS UTILITIES—(0.2)%
National Fuel Gas Co.	(3,249)	$(188,604)
GENERAL MERCHANDISE STORES—(0.2)%
Target Corp.	(3,524)	(208,057)
HEALTH CARE DISTRIBUTORS—(0.1)%
Patterson Cos. , Inc.	(3,087)	(114,219)
HEALTH CARE EQUIPMENT—(0.1)%
ResMed, Inc.	(1,348)	(113,475)
HEALTH CARE FACILITIES—(0.2)%
HealthSouth Corp.	(4,384)	(202,278)
HEALTH CARE SERVICES—(0.3)%
Express Scripts Holding Co.	(3,890)	(238,418)
HEALTH CARE TECHNOLOGY—(0.1)%
Castlight Health, Inc. , Cl. B	(10,388)	(39,994)
Cerner Corp.	(1,386)	(93,583)
		(133,577)
HOME FURNISHINGS—(0.2)%
Leggett & Platt, Inc.	(3,766)	(177,981)
HOME FURNISHING RETAIL—(0.1)%
Williams-Sonoma, Inc.	(2,311)	(119,248)
HOTELS RESORTS & CRUISE LINES—(0.2)%
Hilton Worldwide Holdings, Inc.	(2,581)	(186,555)
HOUSEHOLD APPLIANCES—(0.4)%
iRobot Corp.	(3,161)	(212,388)
Whirlpool Corp.	(322)	(52,785)
		(265,173)
INDUSTRIAL MACHINERY—(1.1)%
Actuant Corp., Cl. A	(33,679)	(858,814)
Hillenbrand, Inc.	(3,131)	(123,831)
		(982,645)
INTEGRATED OIL & GAS—(0.3)%
Exxon Mobil Corp.	(1,192)	(99,353)
Statoil ASA#	(6,673)	(135,529)
		(234,882)
INTERNET & DIRECT MARKETING RETAIL—(0.1)%
Blue Apron Holdings, Inc. , Cl. A	(6,272)	(29,917)
PetMed Express, Inc.	(2,861)	(101,165)
		(131,082)
INTERNET SOFTWARE & SERVICES—(1.2)%
Box, Inc. , Cl. A	(4,015)	(88,129)
Cimpress NV	(2,172)	(237,052)
Shutterstock, Inc.	(4,409)	(171,907)
Trivago NV#	(8,280)	(60,527)
Zillow Group, Inc. , Cl. A	(2,928)	(120,956)
Zillow Group, Inc. , Cl. C	(7,036)	(290,446)
		(969,017)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short October 31, 2017 (Continued)

COMMON STOCKS—(28.9)% (CONT. )	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—(2.0)%
Accenture PLC. , Cl. A	(559)	$(79,579)
Infosys Ltd. #	(18,840)	(279,774)
International Business Machines Corp.	(8,484)	(1,307,045)
		(1,666,398)
LEISURE PRODUCTS—(0.2)%
Hasbro, Inc.	(2,181)	(201,939)
LIFE SCIENCES TOOLS & SERVICES—(0.9)%
Illumina, Inc.	(2,776)	(569,607)
Quintiles IMS Holdings, Inc.	(1,462)	(158,042)
		(727,649)
MARKET INDICES—(1.6)%
iShares Russell 2000 Growth	(3,757)	(682,271)
PowerShares QQQ Trust Series 1	(4,569)	(695,173)
		(1,377,444)
MOTORCYCLE MANUFACTURERS—(0.2)%
Harley-Davidson, Inc.	(2,948)	(139,558)
MOVIES & ENTERTAINMENT—(0.5)%
Regal Entertainment Group, Cl. A	(9,477)	(154,949)
The Walt Disney Co.	(793)	(77,563)
Twenty-First Century Fox, Inc. , Cl. A #	(5,852)	(153,030)
		(385,542)
PACKAGED FOODS & MEATS—(0.1)%
Kellogg Co.	(1,032)	(64,531)
PHARMACEUTICALS—(2.3)%
Perrigo Co., PLC.	(1,048)	(84,877)
Valeant Pharmaceuticals International, Inc.	(158,994)	(1,858,640)
		(1,943,517)
PROPERTY & CASUALTY INSURANCE—(2.3)%
HCI Group, Inc.	(32,045)	(1,200,406)
Universal Insurance Holdings, Inc.	(31,580)	(753,183)
		(1,953,589)
REGIONAL BANKS—(2.7)%
Associated Banc-Corp.	(24,006)	(607,352)
People's United Financial, Inc.	(29,851)	(557,020)
Synovus Financial Corp.	(9,510)	(445,543)
Zions Bancorporation	(14,099)	(655,040)
		(2,264,955)
RESTAURANTS—(0.4)%
Chipotle Mexican Grill, Inc. , Cl. A	(1,104)	(300,178)
SEMICONDUCTORS—(0.7)%
Analog Devices, Inc.	(1,845)	(168,448)
Taiwan Semiconductor Manufacturing Co. , Ltd. #	(9,435)	(399,384)
		(567,832)
SPECIALTY STORES—(1.7)%
Five Below, Inc.	(13,347)	(737,422)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short October 31, 2017 (Continued)

COMMON STOCKS—(28.9)% (CONT. )	SHARES	VALUE
SPECIALTY STORES—(1.7)% (CONT. )
Tractor Supply Co.	(1,241)	$(74,783)
Ulta Beauty, Inc.	(2,757)	(556,335)
		(1,368,540)
SYSTEMS SOFTWARE—(0.6)%
Check Point Software Technologies Ltd.	(674)	(79,337)
CyberArk Software Ltd.	(2,719)	(115,204)
Fortinet, Inc.	(1,492)	(58,800)
Symantec Corp.	(7,951)	(258,407)
		(511,748)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.5)%
Pure Storage, Inc. , Cl. A	(20,823)	(342,122)
Seagate Technology PLC.	(2,931)	(108,359)
		(450,481)
TIRES & RUBBER—(0.1)%
The Goodyear Tire & Rubber Co.	(3,484)	(106,576)
TRADING COMPANIES & DISTRIBUTORS—(0.9)%
Fastenal Co.	(7,905)	(371,298)
WW Grainger, Inc.	(1,920)	(379,584)
		(750,882)
TOTAL COMMON STOCKS
(Proceeds $23,316,307)		$(24,284,815)
MASTER LIMITED PARTNERSHIP—(0.2)%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—(0.2)%
Och-Ziff Capital Management Group LLC. , Cl. A	(40,526)	(153,999)
(Proceeds $96,666)		$(153,999)
REAL ESTATE INVESTMENT TRUST—(1.2)%	SHARES	VALUE
HOTEL & RESORT REITS—(0.2)%
Host Hotels & Resorts, Inc.	(6,449)	(126,142)
RETAIL REITS—(1.0)%
CBL & Associates Properties, Inc.	(29,169)	(228,685)
Pennsylvania Real Estate Investment Trust	(20,805)	(202,225)
Simon Property Group, Inc.	(630)	(97,858)
Washington Prime Group, Inc.	(47,833)	(374,532)
		(903,300)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $1,061,787)		$(1,029,442)
Total (Proceeds $24,474,760)		$(25,468,256)
# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—95.4%	SHARES	VALUE
ARGENTINA—1.1%
DIVERSIFIED BANKS—0.5%
Grupo Supervielle SA#	12,752	$341,881
INTERNET & DIRECT MARKETING RETAIL—0.6%
Despegar. com Corp. *	13,144	404,835
TOTAL ARGENTINA
(Cost $709,111)		746,716
BRAZIL—6.5%
BIOTECHNOLOGY—0.6%
Biotoscana Investments SA#*	52,586	377,790
DIVERSIFIED BANKS—2.2%
Banco Bradesco SA	72,620	769,924
Banco do Brasil SA	69,300	729,641
		1,499,565
DRUG RETAIL—0.8%
Raia Drogasil SA	21,939	524,556
FINANCIAL EXCHANGES & DATA—0.7%
B3 SA - Brasil Bolsa Balcao	61,300	447,890
GENERAL MERCHANDISE STORES—0.5%
Magazine Luiza SA*	15,500	302,082
HOMEBUILDING—0.9%
MRV Engenharia e Participacoes SA*	151,600	586,277
RAILROADS—0.8%
Rumo SA*	139,787	542,729
TOTAL BRAZIL
(Cost $4,001,793)		4,280,889
CHILE—1.2%
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Geopark Ltd. *	47,649	453,619
SOFT DRINKS—0.5%
Embotelladora Andina SA, Cl. B	63,175	319,126
TOTAL CHILE
(Cost $565,254)		772,745
CHINA—29.0%
AUTOMOBILE MANUFACTURERS—0.6%
BYD Co. , Ltd. , Cl. H	43,000	375,978
COMMUNICATIONS EQUIPMENT—0.6%
ZTE Corp. , Cl. H*	107,600	373,839
CONSTRUCTION & ENGINEERING—0.8%
China State Construction International Holdings Ltd.	366,289	514,656
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.7%
Weichai Power Co. , Ltd. , Cl. H	361,000	449,523
CONSTRUCTION MATERIALS—1.4%
Anhui Conch Cement Co. , Ltd. , Cl. H	141,500	606,139
West China Cement Ltd. *	2,122,000	337,347
		943,486

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—95.4% (CONT. )	SHARES	VALUE
CHINA—29.0% (CONT. )
CONSUMER FINANCE—0.3%
Qudian, Inc. #*	8,153	$203,010
DIVERSIFIED BANKS—3.0%
China Construction Bank Corp. , Cl. H	1,472,700	1,316,167
China Merchants Bank Co. , Ltd. , Cl. H	170,000	649,168
		1,965,335
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
Hangzhou Hikvision Digital Technology Co. , Ltd. , Cl. A	38,400	227,582
HEALTH CARE FACILITIES—0.5%
China Resources Phoenix Healthcare Holdings Co. , Ltd.	255,913	336,118
INTEGRATED OIL & GAS—1.0%
China Petroleum & Chemical Corp. , Cl. H	915,023	671,914
INTERNET & DIRECT MARKETING RETAIL—0.7%
JD. com, Inc. #*	13,157	493,651
INTERNET SOFTWARE & SERVICES—12.8%
Alibaba Group Holding Ltd. #*	20,298	3,752,897
Baidu, Inc. #*	3,883	947,219
Tencent Holdings Ltd.	85,807	3,856,580
		8,556,696
LIFE & HEALTH INSURANCE—2.2%
China Life Insurance Co. , Ltd. , Cl. H	147,000	487,346
Ping An Insurance Group Co. , of China Ltd. , Cl. H	117,532	1,032,858
		1,520,204
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Kunlun Energy Co. , Ltd.	382,000	354,258
PACKAGED FOODS & MEATS—0.8%
China Mengniu Dairy Co. , Ltd.	184,000	509,898
RENEWABLE ELECTRICITY—0.8%
Huaneng Renewables Corp. , Ltd. , Cl. H	1,532,360	526,982
WATER UTILITIES—0.8%
Beijing Enterprises Water Group Ltd.	628,000	527,721
WIRELESS TELECOMMUNICATION SERVICES—1.2%
China Mobile Ltd.	82,730	832,124
TOTAL CHINA
(Cost $14,867,023)		19,382,975
COLOMBIA—0.4%
CONSTRUCTION MATERIALS—0.4%
Cementos Argos SA	84,722	271,540
(Cost $312,615)
HONG KONG—0.8%
LIFE & HEALTH INSURANCE—0.8%
AIA Group Ltd.	74,919	564,547
(Cost $424,552)

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—95.4% (CONT. )	SHARES	VALUE
HUNGARY—0.8%
AIRLINES—0.8%
Wizz Air Holdings PLC. *,(a)	11,914	$518,372
(Cost $370,424)
INDIA—10.0%
ALUMINUM—0.7%
Hindalco Industries Ltd.	110,049	455,399
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Titan Co. , Ltd.	48,318	477,285
AUTOMOBILE MANUFACTURERS—1.0%
Maruti Suzuki India Ltd.	5,562	706,587
CONSTRUCTION MATERIALS—0.8%
Shree Cement Ltd.	1,832	533,232
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Vakrangee Ltd. *	54,848	476,212
DIVERSIFIED BANKS—2.6%
HDFC Bank Ltd.	37,743	1,056,734
Kotak Mahindra Bank Ltd.	43,968	697,577
		1,754,311
INTERNET & DIRECT MARKETING RETAIL—0.5%
MakeMyTrip Ltd. *	13,296	362,981
OIL & GAS REFINING & MARKETING—1.2%
Reliance Industries Ltd.	53,292	777,682
PHARMACEUTICALS—0.6%
Aurobindo Pharma Ltd.	37,455	440,859
THRIFTS & MORTGAGE FINANCE—0.6%
GRUH Finance Ltd. *	49,730	384,100
TOBACCO—0.6%
ITC Ltd.	90,398	371,487
TOTAL INDIA
(Cost $4,925,262)		6,740,135
INDONESIA—2.5%
COAL & CONSUMABLE FUELS—0.5%
United Tractors Tbk PT	118,900	303,990
DIVERSIFIED BANKS—0.8%
Bank Central Asia Tbk PT	367,500	566,112
INTEGRATED TELECOMMUNICATION SERVICES—0.7%
Telekomunikasi Indonesia Persero Tbk PT	1,621,200	483,713
SPECIALTY STORES—0.5%
Mitra Adiperkasa Tbk PT*	650,000	313,917
TOTAL INDONESIA
(Cost $1,563,368)		1,667,732
MALAYSIA—1.8%
CASINOS & GAMING—0.4%
Genting Malaysia Bhd	254,400	302,483

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—95.4% (CONT. )	SHARES	VALUE
MALAYSIA—1.8% (CONT. )
CONSTRUCTION & ENGINEERING—0.6%
IJM Corp. , Bhd	508,900	$383,599
DIVERSIFIED BANKS—0.8%
Malayan Banking Bhd	250,300	547,100
TOTAL MALAYSIA
(Cost $1,268,926)		1,233,182
MEXICO—2.2%
CONSTRUCTION MATERIALS—0.5%
Cemex SAB de CV#*	38,459	311,903
DIVERSIFIED BANKS—0.4%
Grupo Financiero Banorte SAB de CV, Cl. O	43,100	255,381
PACKAGED FOODS & MEATS—0.6%
Gruma SAB de CV, Cl. B	32,415	425,443
REGIONAL BANKS—0.7%
Banregio Grupo Financiero SAB de CV	93,978	501,262
TOTAL MEXICO
(Cost $1,593,504)		1,493,989
PERU—0.8%
DIVERSIFIED BANKS—0.8%
Credicorp Ltd.	2,484	520,249
(Cost $415,000)
PHILIPPINES—0.8%
DIVERSIFIED BANKS—0.8%
Metropolitan Bank & Trust Co.	324,370	544,733
(Cost $534,999)
RUSSIA—4.0%
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
QIWI PLC. #*	19,892	338,363
DIVERSIFIED BANKS—1.1%
Sberbank of Russia PJSC#	49,386	708,798
FOOD RETAIL—1.4%
X5 Retail Group NV*,(b)	23,564	968,480
INTERNET SOFTWARE & SERVICES—1.0%
Yandex NV, Cl. A*	18,788	635,598
TOTAL RUSSIA
(Cost $2,002,626)		2,651,239
SOUTH AFRICA—5.0%
CABLE & SATELLITE—2.9%
Naspers Ltd. , Cl. N	7,793	1,898,918
DIVERSIFIED BANKS—0.8%
Capitec Bank Holdings Ltd.	8,415	559,666
FOOD DISTRIBUTORS—0.8%
Bid Corp. , Ltd.	25,418	559,017

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—95.4% (CONT. )	SHARES	VALUE
SOUTH AFRICA—5.0% (CONT. )
PHARMACEUTICALS—0.5%
Aspen Pharmacare Holdings Ltd.	14,839	$335,332
TOTAL SOUTH AFRICA
(Cost $2,574,016)		3,352,933
SOUTH KOREA—13.9%
AUTO PARTS & EQUIPMENT—1.0%
Mando Corp. *	2,195	642,005
BIOTECHNOLOGY—1.0%
Hugel, Inc. *	779	299,519
Seegene, Inc. *	15,140	385,428
		684,947
COMMODITY CHEMICALS—1.0%
LG Chem Ltd.	1,839	664,404
DIVERSIFIED BANKS—1.1%
KB Financial Group, Inc.	14,769	773,748
DIVERSIFIED METALS & MINING—0.7%
Korea Zinc Co. , Ltd.	1,080	495,019
LIFE & HEALTH INSURANCE—1.0%
Samsung Life Insurance Co. , Ltd.	5,274	637,142
PERSONAL PRODUCTS—0.8%
LG Household & Health Care Ltd.	488	513,916
SEMICONDUCTOR EQUIPMENT—1.5%
Koh Young Technology, Inc. *	8,743	600,933
Viatron Technologies, Inc. *	22,297	404,389
		1,005,322
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.3%
Samsung Electronics Co. , Ltd.	1,438	3,551,988
TRUCKING—0.5%
CJ Logistics Corp. *	2,610	366,559
TOTAL SOUTH KOREA
(Cost $7,201,342)		9,335,050
TAIWAN—10.9%
DIVERSIFIED BANKS—1.0%
CTBC Financial Holding Co. , Ltd.	1,009,000	646,485
ELECTRONIC COMPONENTS—2.1%
Delta Electronics, Inc.	72,000	346,687
Elite Material Co. , Ltd.	168,000	669,529
Largan Precision Co. , Ltd.	2,000	379,390
		1,395,606
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Sunny Friend Environmental Technology Co. , Ltd. *	108,000	684,844
INDUSTRIAL MACHINERY—1.3%
Airtac International Group	54,144	878,294
INTERNET SOFTWARE & SERVICES—0.1%
Sea Ltd. #*	6,528	98,442

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—95.4% (CONT. )	SHARES	VALUE
TAIWAN—10.9% (CONT. )
LIFE & HEALTH INSURANCE—1.0%
Cathay Financial Holding Co. , Ltd.	386,000	$638,289
RESTAURANTS—1.0%
Gourmet Master Co. , Ltd.	56,815	652,643
SEMICONDUCTORS—1.0%
Silergy Corp.*	31,000	670,039
TECHNOLOGY DISTRIBUTORS—0.7%
Kingpak Technology, Inc. *	49,000	439,265
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.7%
Primax Electronics Ltd.	163,000	423,555
Quanta Computer, Inc.	313,000	737,902
		1,161,457
TOTAL TAIWAN
(Cost $6,182,650)		7,265,364
THAILAND—1.6%
COMMODITY CHEMICALS—0.7%
Indorama Ventures PCL	330,200	457,245
CONSTRUCTION & ENGINEERING—0.9%
Sino-Thai Engineering & Construction PCL*	828,877	618,674
TOTAL THAILAND
(Cost $944,636)		1,075,919
TURKEY—1.0%
DIVERSIFIED BANKS—0.5%
Akbank Turk AS	122,527	324,101
PACKAGED FOODS & MEATS—0.5%
Ulker Biskuvi Sanayi AS	66,626	355,756
TOTAL TURKEY
(Cost $668,484)		679,857
UNITED ARAB EMIRATES—1.1%
HEALTH CARE FACILITIES—1.1%
NMC Health PLC.	18,464	709,640
(Cost $422,918)
TOTAL COMMON STOCKS
(Cost $51,548,503)		63,807,806
PREFERRED STOCKS—1.1%
BRAZIL—1.1%
INTEGRATED OIL & GAS—1.1%
Petroleo Brasileiro SA*	146,248	749,784
(Cost $657,606)
RIGHTS—0.0%
CHINA—0.0%
INTERNET SOFTWARE & SERVICES—0.0%
Tencent Holdings Ltd. , 12/31/49*	62	409
(Cost $–)

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2017 (Continued)

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
POLAND—0.1%
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC. *,@,(c)	43,241	$52,201
(Cost $43,241)
Total Investments
(Cost $52,249,350)	96.6%	64,610,200
Unaffiliated Securities (Cost $52,249,350)		64,610,200
Other Assets in Excess of Liabilities	3.4%	2,254,641
NET ASSETS	100.0%	$66,864,841

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.8% of the net assets of the Fund.
(b) Global Depositary Receipts.
(c) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
JS Kred SPV I, LLC.	06/26/15	$43,241	0.15%	$52,201	0.08%
Total				$52,201	0.08%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2017

		Alger
	Alger Spectra	Responsible
	Fund	Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$6,037,506,499	$59,394,870
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	9,085,477	—
Cash and cash equivalents	6,113,002	4,341,447
Collateral held for short sales	7,842,108	—
Receivable for investment securities sold	72,451,742	—
Receivable for shares of beneficial interest sold	6,860,900	583,072
Dividends and interest receivable	1,860,196	28,668
Receivable from Investment Manager	—	3,382
Prepaid expenses	400,680	75,141
Total Assets	6,142,120,604	64,426,580

LIABILITIES:
Securities sold short, at value ‡	203,449,422	—
Payable for investment securities purchased	50,637,505	1,536,064
Payable for shares of beneficial interest redeemed	6,071,553	536,980
Bank overdraft	9,469,002	—
Accrued investment advisory fees	3,881,944	36,773
Accrued transfer agent fees	1,207,446	22,165
Accrued distribution fees	1,186,593	15,477
Accrued administrative fees	138,272	1,424
Accrued shareholder administrative fees	63,872	745
Dividends payable	157,309	—
Accrued other expenses	782,446	65,869
Total Liabilities	277,045,364	2,215,497
NET ASSETS	$5,865,075,240	$62,211,083

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	3,921,180,832	28,875,895
Undistributed net investment income (accumulated loss)	1,473,820	(102,027)
Undistributed net realized gain	296,119,160	8,398,500
Net unrealized appreciation on investments	1,646,301,428	25,038,715
NET ASSETS	$5,865,075,240	$62,211,083
* Identified cost	$4,376,137,272(a)	$34,276,466	(b)
** Identified cost	$17,482,878(a)	$78,422	(b)
‡ Proceeds received on short sales	$196,866,904	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Spectra	Alger Responsible
	Fund	Investing Fund
NET ASSETS BY CLASS:
Class A	$1,662,440,652	$33,828,211
Class C	$765,136,108	$6,204,883
Class I	$791,060,356	$13,128,103
Class Z	$2,646,438,124	$9,049,886

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	77,645,994	2,987,363
Class C	38,599,355	591,535
Class I	36,609,007	1,161,158
Class Z	121,023,084	795,659

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.41	$11.32
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$22.60	$11.95
Class C — Net Asset Value Per Share Class C	$19.82	$10.49
Class I — Net Asset Value Per Share Class I	$21.61	$11.31
Class Z — Net Asset Value Per Share Class Z	$21.87	$11.37
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$4,241,154,008, amounted to $1,601,988,546 which consisted of aggregate gross unrealized appreciation of $1,694,064,474 and aggregate gross unrealized depreciation of $92,075,928.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$34,423,665, amounted to $24,971,205 which consisted of aggregate gross unrealized appreciation of $25,560,609 and aggregate gross unrealized depreciation of $589,404.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$77,267,022	$64,610,200
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	129,224	—
Cash and cash equivalents	15,534,175	5,539,726
Collateral held for short sales	16,640,470	—
Foreign cash †	114	1,031,858
Receivable for investment securities sold	552,899	107,944
Receivable for shares of beneficial interest sold	223,565	156,636
Receivable for interfund loans	16,137	—
Dividends and interest receivable	15,135	26,961
Receivable for escrow, at value (Identified cost below) ***	144,949	—
Prepaid expenses	49,936	97,662
Total Assets	110,573,626	71,570,987

LIABILITIES:
Securities sold short, at value ‡	25,468,256	—
Payable for investment securities purchased	766,888	4,431,636
Payable for shares of beneficial interest redeemed	161,162	15,423
Foreign capital gain tax payable	—	82,130
Accrued investment advisory fees	85,053	—
Due to investment advisor	—	31,304
Accrued transfer agent fees	13,668	10,008
Accrued distribution fees	11,436	9,526
Accrued administrative fees	1,949	1,470
Accrued shareholder administrative fees	897	593
Dividends payable	12,726	—
Accrued other expenses	85,559	124,056
Total Liabilities	26,607,594	4,706,146
NET ASSETS	$83,966,032	$66,864,841

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	68,474,472	57,435,075
Undistributed net investment income (accumulated loss)	(73,566)	337,243
Undistributed net realized gain (accumulated realized loss)	4,631,541	(3,187,480)
Net unrealized appreciation on investments	10,933,585	12,280,003
NET ASSETS	$83,966,032	$66,864,841
* Identified cost	$65,403,998(a)	$52,249,350	(b)
** Identified cost	$186,381(a)	$—
*** Identified cost escrow receivable	$23,147	$—
† Cost of foreign cash	$114	$1,029,712
‡ Proceeds received on short sales	$24,474,760	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
NET ASSETS BY CLASS:
Class A	$28,833,476	$7,141,100
Class C	$6,472,480	$3,602,434
Class I	$—	$22,848,384
Class Y	$—	$5,186,680
Class Y-2	$—	$142,555
Class Z	$48,660,076	$27,943,688

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	2,044,625	632,562
Class C	485,941	333,571
Class I	—	2,036,280
Class Y	—	458,764
Class Y-2	—	12,598
Class Z	3,382,102	2,460,227

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.10	$11.29
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$14.88	$11.91
Class C — Net Asset Value Per Share Class C	$13.32	$10.80
Class I — Net Asset Value Per Share Class I	$—	$11.22
Class Y — Net Asset Value Per Share Class Y	$—	$11.31
Class Y-2 — Net Asset Value Per Share Class Y-2	$—	$11.32
Class Z — Net Asset Value Per Share Class Z	$14.39	$11.36
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$41,750,779, amounted to $10,322,161 which consisted of aggregate gross unrealized appreciation of $14,707,600 and aggregate gross unrealized depreciation of $4,385,439.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$54,446,805, amounted to $10,163,395 which consisted of aggregate gross unrealized appreciation of $13,543,180 and aggregate gross unrealized depreciation of $3,379,785.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2017

	Alger Spectra	Alger Responsible
	Fund	Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$61,656,806	$770,493
Interest from unaffiliated securities	156,560	9,082
Interest from affiliated securities – Note 11	16,583	207
Total Income	61,829,949	779,782

EXPENSES:
Advisory fees — Note 3(a)	41,919,791	410,438
Distribution fees — Note 3(c)
Class A	4,035,697	80,412
Class C	7,628,648	59,614
Class I	2,031,029	38,581
Shareholder administrative fees — Note 3(f)	691,742	8,259
Administration fees — Note 3(b)	1,477,376	15,897
Dividends on securities sold short	2,038,966	—
Custodian fees	315,868	29,120
Interest expenses	44,948	152
Borrowing fees on short sales	1,860,680	—
Transfer agent fees and expenses — Note 3(f)	3,049,300	51,850
Printing fees	675,250	28,884
Professional fees	344,975	43,773
Registration fees	183,665	65,098
Trustee fees — Note 3(g)	225,048	2,417
Fund accounting fees	698,841	12,230
Miscellaneous	399,246	9,712
Total Expenses	67,621,070	856,437
Less, expense reimbursements/waivers — Note 3(a)	—	(44,904)
Net Expenses	67,621,070	811,533
NET INVESTMENT LOSS	(5,791,121)	(31,751)

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Spectra	Alger Responsible
	Fund	Investing Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	426,631,790	8,381,985
Net realized (loss) on foreign currency transactions	(14,118)	—
Net realized (loss) on short sales	(35,250,400)	—
Net change in unrealized appreciation on unaffiliated
investments	1,012,291,354	6,306,577
Net change in unrealized (depreciation) on affiliated
investments	(6,560,586)	(62,020)
Net change in unrealized appreciation on foreign currency	13,074	—
Net change in unrealized (depreciation) on short sales	(11,930,760)	—
Net realized and unrealized gain on investments and foreign
currency	1,385,180,354	14,626,542
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$1,379,389,233	$14,594,791
* Foreign withholding taxes	$(85,284)	$2,996
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$614,774	$749,321
Interest from unaffiliated securities	78,328	4,688
Total Income	693,102	754,009

EXPENSES:
Advisory fees — Note 3(a)	953,398	419,946
Distribution fees — Note 3(c)
Class A	63,921	14,795
Class C	64,142	30,435
Class I	—	40,893
Shareholder administrative fees — Note 3(f)	10,024	5,248
Administration fees — Note 3(b)	21,849	12,832
Dividends on securities sold short	262,904	—
Custodian fees	71,452	163,851
Interest expenses	5,921	—
Borrowing fees on short sales	225,867	—
Transfer agent fees and expenses — Note 3(f)	40,099	31,175
Printing fees	13,990	20,208
Professional fees	52,560	46,372
Registration fees	60,903	56,942
Trustee fees — Note 3(g)	3,260	1,977
Fund accounting fees	13,427	13,874
Miscellaneous	35,287	37,425
Total Expenses	1,899,004	895,973
Less, expense reimbursements/waivers — Note 3(a)	—	(211,427)
Net Expenses	1,899,004	684,546
NET INVESTMENT INCOME (LOSS)	(1,205,902)	69,463

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Dynamic
	Opportunities	Alger Emerging
	Fund	Markets Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, ESCROW
RECEIVABLE AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and purchased
options	13,346,446	2,324,682
Net realized gain (loss) on foreign currency transactions	(83)	2,729
Net realized (loss) on short sales	(3,836,565)	—
Net change in unrealized appreciation on unaffiliated
investments, purchased options and escrow receivable	8,090,469	8,168,296
Net change in unrealized appreciation on affiliated
investments	145,070	—
Net change in unrealized appreciation (depreciation) on
foreign currency	(587)	3,729
Net change in unrealized (depreciation) on short sales	(670,889)	—
Net realized and unrealized gain on investments, purchased
options, escrow receivable and foreign currency	17,073,861	10,499,436
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$15,867,959	$10,568,899
* Foreign withholding taxes	$3,466	$104,063
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets

	Alger Spectra Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(5,791,121)	$(4,798,291)
Net realized gain on investments and foreign currency	391,367,272	116,193,776
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	993,813,082	(137,655,769)
Net increase (decrease) in net assets resulting from operations	1,379,389,233	(26,260,284)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(32,000,028)	(153,383,448)
Class C	(16,722,585)	(78,165,865)
Class I	(16,533,672)	(103,827,372)
Class Z	(37,254,788)	(125,330,338)
Total dividends and distributions to shareholders	(102,511,073)	(460,707,023)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(354,511,000)	(438,733,857)
Class C	(222,859,098)	4,132,841
Class I	(620,092,953)	80,647,352
Class Z	609,300,379	429,073,682
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(588,162,672)	75,120,018
Total increase (decrease)	688,715,488	(411,847,289)

Net Assets:
Beginning of period	5,176,359,752	5,588,207,041
END OF PERIOD	$5,865,075,240	$5,176,359,752
Undistributed net investment income (accumulated loss)	$1,473,820	$(8,808,584)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Responsible Investing Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment income (loss)	$(31,751)	$68,907
Net realized gain on investments and foreign currency	8,381,985	2,527,326
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	6,244,557	(3,803,799)
Net increase (decrease) in net assets resulting from operations	14,594,791	(1,207,566)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,219,015)	(447,261)
Class C	(226,591)	(84,420)
Class I	(1,101,010)	(591,290)
Class Z	(33,577)	—
Total dividends and distributions to shareholders	(2,580,193)	(1,122,971)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(4,403,275)	(2,191,339)
Class C	(603,084)	(178,579)
Class I	(18,147,746)	(12,959,514)
Class Z	7,888,248	100,000
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(15,265,857)	(15,229,432)
Total increase (decrease)	(3,251,259)	(17,559,969)

Net Assets:
Beginning of period	65,462,342	83,022,311
END OF PERIOD	$62,211,083	$65,462,342
Undistributed net investment income (accumulated loss)	$(102,027)	$6,127
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(1,205,902)	$(1,363,111)
Net realized gain (loss) on investments, purchased options and
foreign currency	9,509,798	(1,562,348)
Net change in unrealized appreciation (depreciation) on
investments, purchased options, escrow receivable and
foreign currency	7,564,063	(1,955,384)
Net increase (decrease) in net assets resulting from operations	15,867,959	(4,880,843)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(81,035)	(1,142,833)
Class C	(21,772)	(294,452)
Class Z	(145,260)	(1,894,964)
Total dividends and distributions to shareholders	(248,067)	(3,332,249)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,271,218)	(34,404,312)
Class C	(1,844,644)	(2,230,730)
Class Z	(5,635,965)	2,311,254
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(13,751,827)	(34,323,788)
Total increase (decrease)	1,868,065	(42,536,880)

Net Assets:
Beginning of period	82,097,967	124,634,847
END OF PERIOD	$83,966,032	$82,097,967
Undistributed net investment income (accumulated loss)	$(73,566)	$(1,202,940)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment income (loss)	$69,463	$(2,849)
Net realized gain (loss) on investments and foreign currency	2,327,411	(1,263,751)
Net change in unrealized appreciation on investments and
foreign currency	8,172,025	3,303,433
Net increase in net assets resulting from operations	10,568,899	2,036,833

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(4,867)
Class I	—	(4,133)
Class Z	—	(15,394)
Total dividends and distributions to shareholders	—	(24,394)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(91,175)	(2,594,517)
Class C	99,796	129,621
Class I	5,210,363	1,467,128
Class Y	5,002,619	100,000
Class Y-2	—	100,000
Class Z	5,492,511	12,407,873
Net increase from shares of beneficial interest transactions —
Note 6(a)	15,714,114	11,610,105
Total increase	26,283,013	13,622,544

Net Assets:
Beginning of period	40,581,828	26,959,284
END OF PERIOD	$66,864,841	$40,581,828
Undistributed net investment income (accumulated loss)	$337,243	$(75,312)
See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund					Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2017		10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$16.91		$18.45		$19.13		$17.37		$13.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)		(0.01)		(0.04)		(0.06)		0.05
Net realized and unrealized gain (loss) on
investments	4.86		(0.03)		1.74		2.82		3.91
Total from investment operations	4.84		(0.04)		1.70		2.76		3.96
Dividends from net investment income	–		–		–		–		(0.09)
Distributions from net realized gains	(0.34)		(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$21.41		$16.91		$18.45		$19.13		$17.37
Total return(ii)	29.19%		(0.36)%		9.66%		16.56%		29.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,662,441		$1,635,495		$2,243,901		$1,846,479		$1,866,317
Ratio of gross expenses to average net assets	1.28	%(iii)	1.31	%(iv)	1.34	%(v)	1.52	%(vi)	1.52	%(vii)
Ratio of net expenses to average net assets	1.28%		1.31%		1.34%		1.52%		1.52%
Ratio of net investment income (loss) to average
net assets	(0.13)%		(0.05)%		(0.24)%		(0.35)%		0.35%
Portfolio turnover rate	80.08%		108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund				Class C
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2017	10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$15.80	$17.46		$18.35		$16.81		$13.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.13)		(0.18)		(0.19)		(0.07)
Net realized and unrealized gain (loss) on
investments	4.51	(0.03)		1.67		2.73		3.79
Total from investment operations	4.36	(0.16)		1.49		2.54		3.72
Dividends from net investment income	–	–		–		–		(0.02)
Distributions from net realized gains	(0.34)	(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$19.82	$15.80		$17.46		$18.35		$16.81
Total return(ii)	28.18%	(1.12)%		8.84%		15.69%		28.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$765,136	$815,694		$899,108		$650,438		$458,750
Ratio of gross expenses to average net assets	2.04%(iii)	2.07	%(iv)	2.11	%(v)	2.27	%(vi)	2.28%(vii)
Ratio of net expenses to average net assets	2.04%	2.07%		2.11%		2.27%		2.28%
Ratio of net investment income (loss) to average
net assets	(0.89)%	(0.82)%		(1.01)%		(1.12)%		(0.46)%
Portfolio turnover rate	80.08%	108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund				Class I
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2017	10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$17.06	$18.60		$19.27		$17.48		$13.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	(0.01)		(0.05)		(0.06)		0.06
Net realized and unrealized gain (loss) on
investments	4.91	(0.03)		1.76		2.85		3.91
Total from investment operations	4.89	(0.04)		1.71		2.79		3.97
Dividends from net investment income	–	–		–		–		(0.09)
Distributions from net realized gains	(0.34)	(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$21.61	$17.06		$18.60		$19.27		$17.48
Total return(ii)	29.23%	(0.35)%		9.65%		16.63%		29.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$791,060	$1,222,783		$1,251,395		$1,030,304		$736,036
Ratio of gross expenses to average net assets	1.27%(iii)	1.29	%(iv)	1.35	%(v)	1.50	%(vi)	1.50%(vii)
Ratio of net expenses to average net assets	1.27%	1.29%		1.35%		1.50%		1.50%
Ratio of net investment income (loss) to average
net assets	(0.09)%	(0.05)%		(0.25)%		(0.35)%		0.36%
Portfolio turnover rate	80.08%	108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund				Class Z
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2017	10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$17.21	$18.70		$19.30		$17.46		$13.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	0.04		0.01		(0.02)		0.10
Net realized and unrealized gain (loss) on
investments	4.97	(0.03)		1.77		2.86		3.91
Total from investment operations	5.00	0.01		1.78		2.84		4.01
Dividends from net investment income	–	–		–		–		(0.13)
Distributions from net realized gains	(0.34)	(1.50)		(2.38)		(1.00)		(0.32)
Net asset value, end of period	$21.87	$17.21		$18.70		$19.30		$17.46
Total return(ii)	29.62%	(0.06)%		9.98%		17.01%		29.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,646,438	$1,502,388		$1,193,803		$928,600		$367,709
Ratio of gross expenses to average net assets	0.96%(iii)	0.99	%(iv)	1.04	%(v)	1.23	%(vi)	1.20%(vii)
Ratio of net expenses to average net assets	0.96%	0.99%		1.04%		1.23%		1.20%
Ratio of net investment income (loss) to average
net assets	0.17%	0.26%		0.06%		(0.11)%		0.65%
Portfolio turnover rate	80.08%	108.51%		143.64%		149.01%		113.69%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$9.14	$9.36	$9.14	$8.78	$6.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	–	0.01	(0.01)	–	0.01
Net realized and unrealized gain (loss) on
investments	2.55	(0.10)	0.49	0.69	2.10
Total from investment operations	2.55	(0.09)	0.48	0.69	2.11
Dividends from net investment income	–	–	–	–	(0.01)
Distributions from net realized gains	(0.37)	(0.13)	(0.26)	(0.33)	–
Net asset value, end of period	$11.32	$9.14	$9.36	$9.14	$8.78
Total return(ii)	28.84%	(1.03)%	5.30%	7.99%	31.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$33,828	$31,321	$34,213	$31,662	$30,586
Ratio of gross expenses to average net assets	1.42%	1.31%	1.29%	1.33%	1.41%
Ratio of expense reimbursements to average
net assets	(0.07)%	–	–	–	(0.06)%
Ratio of net expenses to average net assets	1.35%	1.31%	1.29%	1.33%	1.35%
Ratio of net investment income (loss) to average
net assets	(0.02)%	0.14%	(0.07)%	(0.05)%	0.18%
Portfolio turnover rate	30.70%	19.84%	16.85%	24.22%	43.35%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.56	$8.84	$8.71	$8.45	$6.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.05)	(0.07)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on
investments	2.38	(0.10)	0.46	0.66	2.03
Total from investment operations	2.30	(0.15)	0.39	0.59	1.98
Distributions from net realized gains	(0.37)	(0.13)	(0.26)	(0.33)	–
Net asset value, end of period	$10.49	$8.56	$8.84	$8.71	$8.45
Total return(ii)	27.83%	(1.77)%	4.51%	7.09%	30.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$6,205	$5,581	$5,949	$5,261	$4,096
Ratio of gross expenses to average net assets	2.19%	2.09%	2.07%	2.09%	2.16%
Ratio of net expenses to average net assets	2.19%	2.09%	2.07%	2.09%	2.16%
Ratio of net investment income (loss) to average
net assets	(0.86)%	(0.63)%	(0.85)%	(0.81)%	(0.69)%
Portfolio turnover rate	30.70%	19.84%	16.85%	24.22%	43.35%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$9.13	$9.35	$9.12	$8.77	$6.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	0.01	(0.01)	–	0.01
Net realized and unrealized gain (loss) on
investments	2.54	(0.10)	0.50	0.68	2.10
Total from investment operations	2.55	(0.09)	0.49	0.68	2.11
Dividends from net investment income	–	–	–	–(ii)	(0.01)
Distributions from net realized gains	(0.37)	(0.13)	(0.26)	(0.33)	–
Net asset value, end of period	$11.31	$9.13	$9.35	$9.12	$8.77
Total return(iii)	28.88%	(1.03)%	5.42%	7.91%	31.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$13,128	$28,461	$42,860	$41,888	$35,108
Ratio of gross expenses to average net assets	1.37%	1.28%	1.27%	1.30%	1.35%
Ratio of expense reimbursements to average
net assets	(0.02)%	–	–	–	–
Ratio of net expenses to average net assets	1.35%	1.28%	1.27%	1.30%	1.35%
Ratio of net investment income (loss) to average
net assets	0.08%	0.16%	(0.05)%	(0.03)%	0.14%
Portfolio turnover rate	30.70%	19.84%	16.85%	24.22%	43.35%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund	Class Z
		From 10/14/2016
		(commencement
Year ended		of operations) to
	10/31/2017	10/31/2016 (i)
Net asset value, beginning of period	$9.14	$9.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	0.01
Net realized and unrealized gain (loss) on
investments	2.57	(0.07)
Total from investment operations	2.60	(0.06)
Distributions from net realized gains	(0.37)	–
Net asset value, end of period	$11.37	$9.14
Total return(iii)	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$9,050	$99
Ratio of gross expenses to average net assets	1.31%	33.46%
Ratio of expense reimbursements to average
net assets	(0.41)%	(32.56)%
Ratio of net expenses to average net assets	0.90%	0.90%
Ratio of net investment income (loss) to average
net assets	0.32%	2.38%
Portfolio turnover rate	30.70%	19.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund				Class A
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2017	10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$11.63	$12.48		$12.86		$12.90		$11.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.17)		(0.19)		(0.20)		(0.16)
Net realized and unrealized gain (loss) on
investments	2.72	(0.34)		0.55		0.96		1.94
Total from investment operations	2.51	(0.51)		0.36		0.76		1.78
Distributions from net realized gains	(0.04)	(0.34)		(0.74)		(0.80)		–
Net asset value, end of period	$14.10	$11.63		$12.48		$12.86		$12.90
Total return(ii)	21.63%	(4.22)%		2.86%		6.15%		16.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$28,833	$30,031		$67,533		$48,464		$36,712
Ratio of gross expenses to average net assets	2.51%(iii)	2.38	%(iv)	2.20	%(v)	2.46	%(vi)	2.61%(vii)
Ratio of expense reimbursements to average
net assets	–	–		–		–		(0.03)%
Ratio of net expenses to average net assets	2.51%	2.38%		2.20%		2.46%		2.58%
Ratio of net investment income (loss) to average
net assets	(1.62)%	(1.43)%		(1.51)%		(1.57)%		(1.37)%
Portfolio turnover rate	216.81%	146.73%		178.19%		205.45%		201.50%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund				Class C
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2017	10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$11.07	$11.98		$12.47		$12.62		$10.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.29)	(0.25)		(0.28)		(0.29)		(0.25)
Net realized and unrealized gain (loss) on
investments	2.58	(0.32)		0.53		0.94		1.92
Total from investment operations	2.29	(0.57)		0.25		0.65		1.67
Distributions from net realized gains	(0.04)	(0.34)		(0.74)		(0.80)		–
Net asset value, end of period	$13.32	$11.07		$11.98		$12.47		$12.62
Total return(ii)	20.73%	(5.00)%		2.11%		5.38%		15.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$6,472	$7,120		$10,136		$5,808		$1,407
Ratio of gross expenses to average net assets	3.29%(iii)	3.14	%(iv)	2.98	%(v)	3.23	%(vi)	3.36%(vii)
Ratio of expense reimbursements to average
net assets	–	–		–		–		(0.03)%
Ratio of net expenses to average net assets	3.29%	3.14%		2.98%		3.23%		3.33%
Ratio of net investment income (loss) to average
net assets	(2.42)%	(2.19)%		(2.28)%		(2.36)%		(2.13)%
Portfolio turnover rate	216.81%	146.73%		178.19%		205.45%		201.50%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund				Class Z
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2017	10/31/2016		10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$11.83	$12.64		$12.99		$12.98		$11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.14)		(0.16)		(0.16)		(0.13)
Net realized and unrealized gain (loss) on
investments	2.78	(0.33)		0.55		0.97		1.95
Total from investment operations	2.60	(0.47)		0.39		0.81		1.82
Distributions from net realized gains	(0.04)	(0.34)		(0.74)		(0.80)		–
Net asset value, end of period	$14.39	$11.83		$12.64		$12.99		$12.98
Total return(ii)	22.02%	(3.92)%		3.16%		6.52%		16.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$48,660	$44,947		$46,966		$29,828		$20,504
Ratio of gross expenses to average net assets	2.21%(iii)	2.07	%(iv)	1.93	%(v)	2.18	%(vi)	2.34%(vii)
Ratio of net expenses to average net assets	2.21%	2.07%		1.93%		2.18%		2.34%
Ratio of net investment income (loss) to average
net assets	(1.34)%	(1.13)%		(1.23)%		(1.29)%		(1.08)%
Portfolio turnover rate	216.81%	146.73%		178.19%		205.45%		201.50%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(iv) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(v) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.
(vi) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$9.09	$8.55	$9.44	$9.57	$8.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	–	(0.01)	(0.03)	(0.01)	0.02
Net realized and unrealized gain (loss) on
investments	2.20	0.56	(0.86)	(0.12)	1.19
Total from investment operations	2.20	0.55	(0.89)	(0.13)	1.21
Dividends from net investment income	–	(0.01)	–	–	(0.16)
Net asset value, end of period	$11.29	$9.09	$8.55	$9.44	$9.57
Total return(ii)	24.20%	6.41%	(9.43)%	(1.36)%	14.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$7,141	$5,931	$8,270	$6,931	$5,260
Ratio of gross expenses to average net assets	2.05%	2.43%	2.71%	2.99%	3.49%
Ratio of expense reimbursements to average
net assets	(0.50)%	(0.83)%	(1.01)%	(1.29)%	(1.79)%
Ratio of net expenses to average net assets	1.55%	1.60%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average
net assets	0.05%	(0.10)%	(0.31)%	(0.13)%	0.19%
Portfolio turnover rate	71.95%	65.84%	84.93%	98.25%	103.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.76	$8.30	$9.23	$9.42	$8.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.06)	(0.09)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on
investments	2.10	0.52	(0.84)	(0.11)	1.17
Total from investment operations	2.04	0.46	(0.93)	(0.19)	1.11
Dividends from net investment income	–	–	–	–	(0.06)
Net asset value, end of period	$10.80	$8.76	$8.30	$9.23	$9.42
Total return(ii)	23.29%	5.54%	(10.08)%	(2.02)%	13.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,602	$2,849	$2,581	$2,151	$484
Ratio of gross expenses to average net assets	2.82%	3.21%	3.51%	3.79%	4.75%
Ratio of expense reimbursements to average
net assets	(0.52)%	(0.86)%	(1.06)%	(1.34)%	(2.30)%
Ratio of net expenses to average net assets	2.30%	2.35%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to average
net assets	(0.68)%	(0.80)%	(1.01)%	(0.84)%	(0.73)%
Portfolio turnover rate	71.95%	65.84%	84.93%	98.25%	103.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$9.04	$8.50	$9.38	$9.51	$8.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	–	(0.01)	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss) on
investments	2.18	0.55	(0.85)	(0.11)	1.19
Total from investment operations	2.18	0.54	(0.88)	(0.13)	1.20
Dividends from net investment income	–	–(ii)	–	–	(0.17)
Net asset value, end of period	$11.22	$9.04	$8.50	$9.38	$9.51
Total return(iii)	24.12%	6.39%	(9.38)%	(1.37)%	14.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$22,848	$14,006	$11,814	$11,451	$10,218
Ratio of gross expenses to average net assets	1.96%	2.32%	2.64%	2.92%	3.45%
Ratio of expense reimbursements to average
net assets	(0.41)%	(0.72)%	(0.94)%	(1.22)%	(1.75)%
Ratio of net expenses to average net assets	1.55%	1.60%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average
net assets	0.03%	(0.06)%	(0.35)%	(0.16)%	0.06%
Portfolio turnover rate	71.95%	65.84%	84.93%	98.25%	103.59%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Y
		From 5/9/2016
		(commencement
Year ended		of operations) to
10/31/2017		10/31/2016 (i)
Net asset value, beginning of period	$9.06	$7.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.07	0.03
Net realized and unrealized gain on investments	2.18	1.09
Total from investment operations	2.25	1.12
Net asset value, end of period	$11.31	$9.06
Total return(iii)	24.83%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,187	$114
Ratio of gross expenses to average net assets	2.30%	4.86%
Ratio of expense reimbursements to average
net assets	(1.25)%	(3.81)%
Ratio of net expenses to average net assets	1.05%	1.05%
Ratio of net investment income (loss) to average
net assets	0.64%	0.73%
Portfolio turnover rate	71.95%	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

	Class Y-2
Alger Emerging Markets Fund		From 5/9/2016
		(commencement
	Year ended	of operations) to
10/31/2017		10/31/2016 (i)
Net asset value, beginning of period	$9.06	$7.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.06	0.03
Net realized and unrealized gain on investments	2.20	1.09
Total from investment operations	2.26	1.12
Net asset value, end of period	$11.32	$9.06
Total return(iii)	24.94%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$143	$114
Ratio of gross expenses to average net assets	2.16%	4.86%
Ratio of expense reimbursements to average
net assets	(1.17)%	(3.87)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average
net assets	0.61%	0.79%
Portfolio turnover rate	71.95%	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Z
				From 2/28/2014
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2017	10/31/2016	10/31/2015	10/31/2014 (i)
Net asset value, beginning of period	$9.12	$8.56	$9.41	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.04	0.02	0.01	0.02
Net realized and unrealized gain (loss) on
investments	2.20	0.56	(0.86)	0.15
Total from investment operations	2.24	0.58	(0.85)	0.17
Dividends from net investment income	–	(0.02)	–	–
Net asset value, end of period	$11.36	$9.12	$8.56	$9.41
Total return(iii)	24.56%	6.78%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$27,944	$17,568	$4,294	$3,667
Ratio of gross expenses to average net assets	1.71%	2.07%	2.55%	3.35%
Ratio of expense reimbursements to average
net assets	(0.46)%	(0.82)%	(1.30)%	(2.10)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average
net assets	0.38%	0.29%	0.20%	0.29%
Portfolio turnover rate	71.95%	65.84%	84.93%	98.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four funds—Alger Spectra Fund, Alger Responsible Investing Fund
(formerly Alger Green Fund), Alger Dynamic Opportunities Fund and Alger Emerging
Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-
term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares, Class Y shares, Class Y-2 shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares, Class Y shares, Class Y-2 shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the
Fund’s expense other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

Alger Green Fund changed its name to Alger Responsible Investing Fund effective
December 30, 2016.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New
York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the
Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31,
2017.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund,
Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2014-2017. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2017, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra
Fund(a)	0.900%	0.750%	0.650%	0.550%	0.450%	0.780%
Alger Responsible
Investing Fund(b)	0.710	0.650	—	—	—	0.710
Alger Dynamic
Opportunities
Fund(b)	1.200	1.000	—	—	—	1.200
Alger Emerging
Markets Fund(c)	0.900	—	—	—	—	0.900

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion, Tier 3 rate is paid on assets between $4 and $6 billion, Tier 4 rate is paid on assets between $6 and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through
August 29, 2018, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

							FEES
							WAIVED /
							REIMBURSED
							FOR THE
			CLASS				YEAR ENDED
							OCTOBER 31,
	A	C	I	Y	Y-2	Z	2017
Alger Responsible Investing Fund	1.35%	–	1.35%	–	–	0.90%	$44,904
Alger Dynamic Opportunities Fund	1.95	2.70	–	–	–	1.60	—
Alger Emerging Markets Fund	1.55	2.30	1.55	1.05%	1.05%	1.25	85,327

Fred Alger Management, Inc. may, during the one-year term of the expense reimbursement contract recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the year ended October 31, 2017, the recoupments made by the Funds to the Investment Manager for the Alger Responsible Investing Fund, Alger
Dynamic Opportunities Fund and Alger Emerging Markets Fund were $0, $0 and $96,316, respectively as of October 31, 2017; the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Responsible Investing Fund, Alger
Dynamic Opportunities Fund and Alger Emerging Markets Fund are $21,780, $0 and
$7,473, respectively which will expire August 28, 2018.

In addition to the fee cap, Alger Management voluntarily reduced its advisory fee for the
Alger Emerging Markets Fund by $126,100 for the year ended October 31, 2017.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated
Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2017 the initial sales

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$7,095	$87,722
Alger Responsible Investing Fund	125	620
Alger Dynamic Opportunities Fund	–	980
Alger Emerging Markets Fund	130	945

(e) Brokerage Commissions: During the year ended October 31, 2017, Alger Spectra Fund,
Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging
Markets Fund paid Alger Inc., an affiliate of Alger Management, $831,612, $13,131, $36,547 and $101 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares, Class Y-2 shares and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the year ended October 31,
2017, Alger Management charged back to Alger Spectra Fund, Alger Responsible Investing
Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $1,596,411,
$29,731, $12,410 and $10,443, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: Effective March 1, 2016 each trustee who is not affiliated with Alger
Management or its affiliates (each, an “Independent Trustee”) received a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting.
The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The
Alger Funds, The Alger Portfolios and Alger Global Growth Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Interfund Trades: The Funds engage in purchase and sale transactions with funds that have a common investment adviser. There were no interfund trades during the year ended
October 31, 2017.
(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. As of October 31, 2017, Alger Dynamic Opportunities Fund lent
$16,000 to a Fund in the Alger Fund Complex.
During the year ended October 31, 2017, Alger Spectra Fund and Alger Responsible Investing
Fund incurred interfund loan interest expense of $23,280 and $32, respectively, and Alger
Spectra Fund, Alger Responsible Investing Fund and Alger Dynamic Opportunities Fund
earned interfund loan interest income of $11,648, $706 and $2,461, respectively.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of
Alger Management and Alger Inc. At October 31, 2017, Alger Management and its affiliated entities owned the following shares:

			SHARE CLASS
	A	C	I	Y	Y-2	Z
Alger Spectra Fund	1,674,466	16,104	15,898	–	–	101,796
Alger Responsible Investing Fund	–	–	–	–	–	187,674
Alger Dynamic Opportunities Fund	–	108	–	–	–	1,917,926
Alger Emerging Markets Fund	103	101	1,008,138	458,475	12,598	125,903

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2017:

	PURCHASES	SALES
Alger Spectra Fund	$4,350,704,657	$4,859,086,583
Alger Responsible Investing Fund	17,371,638	35,808,658
Alger Dynamic Opportunities Fund	143,748,146	151,744,461
Alger Emerging Markets Fund	47,780,382	33,025,125

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2017, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$2,635,409	2.46%
Alger Responsible Investing Fund	6,492	2.34
Alger Dynamic Opportunities Fund	216,454	2.92
Alger Emerging Markets Fund	133	1.74

The highest amount borrowed during the year ended October 31, 2017 for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$41,511,915
Alger Responsible Investing Fund	584,737
Alger Dynamic Opportunities Fund	16,295,003
Alger Emerging Markets Fund	14,347

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	12,856,375	$239,905,766	22,459,638	$376,448,174
Shares converted from Class C	29	490	—	—
Dividends reinvested	1,644,904	27,798,404	7,841,338	134,790,655
Shares redeemed	(33,591,471)	(622,215,660)	(55,164,586)	(949,972,686)
Net decrease	(19,090,163)	$(354,511,000)	(24,863,610)	$(438,733,857)
Class C:
Shares sold	3,798,666	$66,027,658	11,405,489	$179,771,128
Shares converted to Class A	(31)	(490)	—	—
Dividends reinvested	828,254	13,044,997	3,746,272	60,577,530
Shares redeemed	(17,667,448)	(301,931,263)	(15,006,117)	(236,215,817)
Net increase (decrease)	(13,040,559)	$(222,859,098)	145,644	$4,132,841
Class I:
Shares sold	11,282,380	$212,245,481	26,907,311	$453,822,973
Dividends reinvested	913,763	15,579,664	5,773,974	100,120,707
Shares redeemed	(47,271,011)	(847,918,098)	(28,268,868)	(473,296,328)
Net increase (decrease)	(35,074,868)	$(620,092,953)	4,412,417	$80,647,352
Class Z:
Shares sold	67,253,233	$1,241,772,627	51,225,696	$892,038,721
Dividends reinvested	1,735,218	29,863,103	5,203,469	90,748,498
Shares redeemed	(35,283,706)	(662,335,351)	(32,957,491)	(553,713,537)
Net increase	33,704,745	$609,300,379	23,471,674	$429,073,682

Alger Responsible Investing Fund
Class A:
Shares sold	459,031	$4,642,249	462,409	$4,132,579
Dividends reinvested	118,267	1,079,778	42,735	397,861
Shares redeemed	(1,015,688)	(10,125,302)	(735,643)	(6,721,779)
Net decrease	(438,390)	$(4,403,275)	(230,499)	$(2,191,339)
Class C:
Shares sold	70,974	$643,679	79,419	$671,004
Dividends reinvested	22,899	195,096	8,206	72,049
Shares redeemed	(153,991)	(1,441,859)	(109,021)	(921,632)
Net decrease	(60,118)	$(603,084)	(21,396)	$(178,579)
Class I:
Shares sold	339,054	$3,372,102	1,219,128	$10,977,360
Dividends reinvested	119,765	1,091,057	63,193	587,695
Shares redeemed	(2,414,099)	(22,610,905)	(2,751,331)	(24,524,569)
Net decrease	(1,955,280)	$(18,147,746)	(1,469,010)	$(12,959,514)
Class Z:
Shares sold	906,629	$9,106,205	10,870	$100,000
Dividends reinvested	3,678	33,576	—	—
Shares redeemed	(125,518)	(1,251,533)	—	—
Net increase	784,789	$7,888,248	10,870	$100,000

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES		AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	536,821	$7,080,010	728,813		$8,593,757
Dividends reinvested	6,496	78,411	92,399		1,126,347
Shares redeemed	(1,081,350)	(13,429,639)	(3,650,521)		(44,124,416)
Net decrease	(538,033)	$(6,271,218)	(2,829,309)	$	(34,404,312)
Class C:
Shares sold	79,633	$979,614	225,463		$2,559,720
Dividends reinvested	1,879	21,569	24,644		288,086
Shares redeemed	(238,666)	(2,845,827)	(452,884)		(5,078,536)
Net decrease	(157,154)	$(1,844,644)	(202,777)		$(2,230,730)
Class Z:
Shares sold	765,427	$9,949,678	3,489,434		$42,763,119
Dividends reinvested	11,829	145,260	152,963		1,892,152
Shares redeemed	(1,195,602)	(15,730,903)	(3,556,489)		(42,344,017)
Net increase (decrease)	(418,346)	$(5,635,965)	85,908		$2,311,254

Alger Emerging Markets Fund
Class A:
Shares sold	314,886	$3,232,709	352,921		$2,953,303
Dividends reinvested	—	—	578		4,778
Shares redeemed	(334,666)	(3,323,884)	(668,231)		(5,552,598)
Net decrease	(19,780)	$(91,175)	(314,732)		$(2,594,517)
Class C:
Shares sold	121,933	$1,149,019	121,899		$993,807
Shares redeemed	(113,432)	(1,049,223)	(107,944)		(864,186)
Net increase	8,501	$99,796	13,955		$129,621
Class I:
Shares sold	794,297	$8,084,928	369,492		$3,112,644
Dividends reinvested	—	—	488		4,013
Shares redeemed	(307,686)	(2,874,565)	(210,490)		(1,649,529)
Net increase	486,611	$5,210,363	159,490		$1,467,128
Class Y:
Shares sold	446,369	$5,004,910	12,598		$100,000
Shares redeemed	(203)	(2,291)	—		—
Net increase	446,166	$5,002,619	12,598		$100,000
Class Y-2:
Shares sold	—	$—	12,598		$100,000
Net increase	—	$—	12,598		$100,000
Class Z:
Shares sold	953,879	$9,358,303	1,782,637		$15,311,270
Dividends reinvested	—	—	1,860		15,394
Shares redeemed	(420,078)	(3,865,792)	(359,635)		(2,918,791)
Net increase	533,801	$5,492,511	1,424,862	$	12,407,873

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2017 and the year ended October 31, 2016 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Alger Spectra Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$102,511,073	$460,707,023
Total distributions paid	$102,511,073	$460,707,023

Alger Responsible Investing Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$2,580,193	$1,122,971
Total distributions paid	$2,580,193	$1,122,971

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$248,067	$3,332,249
Total distributions paid	$248,067	$3,332,249

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	—	$24,394
Long-term capital gain	—	—
Total distributions paid	—	$24,394

As of  October 31, 2017 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$3,632,792
Undistributed long-term gains	338,370,951
Net accumulated earnings	342,003,743
Capital loss carryforwards	—
Net unrealized appreciation	1,601,890,665
Total accumulated earnings	$1,943,894,408

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund
Undistributed ordinary income	—
Undistributed long-term gains	8,468,544
Net accumulated earnings	8,468,544
Capital loss carryforwards	—
Late year ordinary income losses	(103,294)
Net unrealized appreciation	24,969,938
Total accumulated earnings	$33,335,188

Alger Dynamic Opportunities Fund
Undistributed ordinary income	751,831
Undistributed long-term gains	4,418,157
Net accumulated earnings	5,169,988
Capital loss carryforwards	—
Net unrealized appreciation	10,321,572
Total accumulated earnings	$15,491,560

Alger Emerging Markets Fund
Undistributed ordinary income	2,477,433
Undistributed long-term gains	—
Net accumulated earnings	2,477,433
Capital loss carryforwards	(3,130,215)
Net unrealized appreciation	10,082,548
Total accumulated earnings	$9,429,766

At October 31, 2017, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $3,130,215. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until its utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2017:

Alger Spectra Fund
Accumulated undistributed net investment income (accumulated loss)	$16,073,525
Accumulated net realized gain (accumulated realized loss)	$(16,073,525)
Paid-in Capital	$–

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund
Accumulated undistributed net investment income (accumulated loss)	$(76,403)
Accumulated net realized gain (accumulated realized loss)	$76,403
Paid-in Capital	$–

Alger Dynamic Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$2,335,276
Accumulated net realized gain (accumulated realized loss)	$(2,335,277)
Paid-in Capital	$1

Alger Emerging Markets Fund
Accumulated undistributed net investment income (accumulated loss)	$343,092
Accumulated net realized gain (accumulated realized loss)	$(343,092)
Paid-in Capital	$–

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2017 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,057,834,131	$1,044,054,667	$13,779,464	—
Consumer Staples	118,365,924	110,455,941	7,909,983	—
Energy	70,131,423	70,131,423	—	—
Financials	369,772,144	369,772,144	—	—
Health Care	805,181,307	805,181,307	—	—
Industrials	391,868,736	391,868,736	—	—
Information Technology	2,757,245,326	2,755,242,647	—	$2,002,679	*
Materials	224,988,888	224,988,888	—	—
Telecommunication Services	21,737,273	21,737,273	—	—
TOTAL COMMON
STOCKS	$5,817,125,152	$5,793,433,026	$21,689,447	$2,002,679
CORPORATE BONDS
Information Technology	—	—	—	—*
MASTER LIMITED PARTNERSHIP
Financials	62,458,665	62,458,665	—	—
PREFERRED STOCKS
Health Care	18,911,693	—	—	18,911,693
Information Technology	9,231,625	—	—	9,231,625	*
TOTAL PREFERRED
STOCKS	$28,143,318	—	—	$28,143,318
REAL ESTATE INVESTMENT TRUST
Real Estate	135,587,159	135,587,159	—	—
SPECIAL PURPOSE VEHICLE
Financials	3,277,682	—	—	3,277,682
WARRANTS
Information Technology	—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$6,046,591,976	$5,991,478,850	$21,689,447	$33,423,679
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	63,933,883	63,933,883	—	—
Energy	4,869,726	4,869,726	—	—
Health Care	8,202,327	—	8,202,327	—
Industrials	19,135,322	19,135,322	—	—
Information Technology	90,776,922	90,776,922	—	—
Materials	16,531,242	16,531,242	—	—
TOTAL COMMON
STOCKS	$203,449,422	$195,247,095	$8,202,327	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,523,774	$9,523,774	—	—
Consumer Staples	2,210,866	2,210,866	—	—
Energy	424,125	424,125	—	—
Financials	2,220,703	2,220,703	—	—
Health Care	9,552,493	9,552,493	—	—
Industrials	8,348,377	8,348,377	—	—
Information Technology	25,529,956	25,529,956	—	—**
Materials	484,348	484,348	—	—
TOTAL COMMON
STOCKS	$58,294,642	$58,294,642	—	—
CORPORATE BONDS
Information Technology	—	—	—	—**
PREFERRED STOCKS
Information Technology	—	—	—	—**
REAL ESTATE INVESTMENT TRUST
Real Estate	1,100,228	1,100,228	—	—
WARRANTS
Information Technology	—	—	—	—**
TOTAL INVESTMENTS IN
SECURITIES	$59,394,870	$59,394,870	—	—

Alger Dynamic
Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	10,933,584	10,726,804	206,780	—
Consumer Staples	269,876	—	269,876	—
Energy	265,307	265,307	—	—
Financials	4,711,855	4,711,855	—	—
Health Care	13,490,272	13,490,272	—	—
Industrials	11,641,113	11,641,113	—	—
Information Technology	28,628,594	27,811,446	779,163	$37,985
Materials	1,062,924	1,062,924	—	—
Real Estate	1,592,129	1,592,129	—	—
TOTAL COMMON
STOCKS	$72,595,654	$71,301,850	$1,255,819	$37,985
MASTER LIMITED PARTNERSHIP
Financials	553,246	553,246	—	—
PREFERRED STOCKS
Health Care	129,224	—	—	129,224
Information Technology	175,093	—	—	175,093
TOTAL PREFERRED
STOCKS	$304,317	—	—	$304,317
PURCHASED OPTIONS
Consumer Discretionary	2,583,935	770,430	1,813,505	—
Health Care	253,388	45,210	208,178	—
Information Technology	201,000	16,640	184,360	—
TOTAL PURCHASED
OPTIONS	$3,038,323	$832,280	$2,206,043	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic
Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
REAL ESTATE INVESTMENT TRUST
Real Estate	$352,260	$352,260	—		—
RIGHTS
Health Care	360,139	—	—		$360,139	***
Information Technology	106	106	—		—
TOTAL RIGHTS	$360,245	$106	—		360,139
SPECIAL PURPOSE VEHICLE
Financials	192,201	—	—		192,201
TOTAL INVESTMENTS IN
SECURITIES	$77,396,246	$73,039,742	$3,461,862		$894,642
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	4,425,761	4,232,620	193,141		—
Consumer Staples	142,060	142,060	—		—
Energy	234,882	234,882	—		—
Financials	4,592,868	4,592,868	—		—
Health Care	3,606,293	3,606,293	—		—
Industrials	2,220,008	2,220,008	—		—
Information Technology	7,297,854	7,297,854	—		—
Market Indices	1,377,444	1,377,444	—		—
Materials	199,041	199,041	—		—
Utilities	188,604	188,604	—		—
TOTAL COMMON
STOCKS	$24,284,815	$24,091,674	$193,141		—
MASTER LIMITED PARTNERSHIP
Financials	153,999	153,999	—		—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,029,442	1,029,442	—		—
TOTAL SECURITIES
SOLD SHORT	$25,468,256	$25,275,115	$193,141		—
Escrow Receivable	$144,949	—	$144,949	****	—

Alger Emerging Markets
Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	7,519,642	2,463,743	5,055,899		—
Consumer Staples	4,547,679	2,237,605	2,310,074		—
Energy	2,561,463	757,609	1,803,854		—
Financials	15,903,909	3,769,238	12,134,671		—
Health Care	2,884,686	377,790	2,506,896		—
Industrials	4,957,250	926,328	4,030,922		—
Information Technology	18,930,409	5,772,519	13,157,890		—
Materials	4,132,228	583,443	3,548,785		—
Telecommunication Services	1,315,837	—	1,315,837		—
Utilities	1,054,703	—	1,054,703		—
TOTAL COMMON
STOCKS	$63,807,806	$16,888,275	$46,919,531		—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Energy	$749,784	$749,784	—	—
RIGHTS
Information Technology	409	409	—	—
SPECIAL PURPOSE VEHICLE
Financials	52,201	—	—	$52,201
TOTAL INVESTMENTS IN
SECURITIES	$64,610,200	$17,638,468	$46,919,531	$52,201

*Alger Spectra Fund’s shares of Choicestream Inc. common and preferred stocks, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of
October 31, 2017.

**Alger Responsible Investing Fund’s shares of Choicestream Inc. common and preferred stocks, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of October 31, 2017.

***Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of October 31, 2017.

****Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd.
following its acquisition of Tolero Pharmaceuticals, Inc.

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2016	$2,664,434
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(661,755)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	2,002,679 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(661,755)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Corporate Bonds
Opening balance at November 1, 2016	$838,287
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(838,287)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	—*
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(838,287)

Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2016	$36,027,817
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(7,884,499)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	28,143,318 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(7,884,499)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2016	$2,821,272
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	456,410
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	3,277,682
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$456,410

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Warrants
Opening balance at November 1, 2016	$821,521
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments		(821,521)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0	*
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017		$(821,521)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Common Stocks
Opening balance at November 1, 2016	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0	*
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Corporate Bonds
Opening balance at November 1, 2016	$10,518
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(10,518)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(10,518)

Alger Responsible Investing Fund	Preferred Stocks
Opening balance at November 1, 2016	$41,193 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(41,193)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(41,193)

Alger Responsible Investing Fund	Warrants
Opening balance at November 1, 2016	$10,308
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(10,308)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(10,308)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2016	$50,536
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(12,551)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	37,985
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(12,551)

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2016	$706,240
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	769,952
Included in net unrealized gain (loss) on investments	14,150
Purchases and Sales/Conversion
Purchases	—
Sales/Conversion	(1,186,025)
Closing balance at October 31, 2017	304,317
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$784,102

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2016	$ —*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	292,501
Purchases and sales
Purchases	67,638
Sales	—
Closing balance at October 31, 2017	360,139 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$292,501

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2016	$165,437
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	26,764
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	192,201
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$26,764

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2016	$44,932
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	7,269
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	52,201
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$7,269

Level 3 securities are fair valued at zero at the end of the period.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value				Weighted
	October 31,	Valuation	Unobservable		Average
	2017	Methodology	Input	Input/Range	Inputs
Alger Spectra Fund
Common Stocks	$2,002,679	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	9,085,477	Income	Discount Rate	38%-42%	N/A
		Approach
Preferred Stocks	19,057,841	Market	Time to Exit	2 years	N/A
		Approach	Volatility	80.5%	N/A
			Market Quotation	N/A*	N/A
Special Purpose Vehicle	3,277,682	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$37,985	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	175,093	Market	Market Quotation	N. A*	N/A
		Approach
Preferred Stocks	129,224	Income	Discount Rate	38%-42%	N/A
		Approach
Rights	360,139	Income	Probability of	0%	N/A
		Approach	Success
			Discount Rate	5.14%-30.72%	N/A
Special Purpose Vehicle	192,201	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Alger Emerging Markets Fund
Special Purpose Vehicle	52,201	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at October 31, 2017.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On October 31, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2017, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$6,113,002	$—	$6,113,002	—
Collateral held for short sales	7,842,108	7,842,108	—	—
Bank overdraft	(9,469,002)	(9,469,002)	—	—
Alger Responsible Investing Fund	4,341,447	—	4,341,447	—
Alger Dynamic Opportunities Fund	15,534,289	153,285	15,381,004	—
Collateral held for short sales	16,640,470	16,640,470	—	—
Alger Emerging Markets Fund	6,571,584	1,031,858	5,539,726	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2017, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	ASSET DERIVATIVES 2017		LIABILITY DERIVATIVES 2017
Alger Dynamic Opportunities Fund
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
	Investments in	$3,038,323	-	$–
Purchased Put Options	Securities, at value
	Investments in	-	-	–
Purchased Call Options	Securities, at value
Total		$3,038,323		$–

For the year ended October 31, 2017, Alger Dynamic Opportunities Fund had option purchases of $3,528,146 and option sales of $107,512. The average number of contracts for purchased options for the year ended October 31, 2017 is $1,598,024. The effect of derivative instruments on the accompanying Statement of Operations for the year ended
October 31, 2017, is as follows:

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(387,653)
Total	$(387,653)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS, OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(70,259)
Total	$(70,259)

NOTE 10 — Principal Risks:
As of October 31, 2017, the Funds invested a significant portion of their assets in securities in the information technology sector and in the country of China. Changes in economic conditions affecting such sectors would have an impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2017. Purchase and sale transactions and dividend income earned during the period were as follows:

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Spectra Fund
Common Stocks
Choicestream, Inc.	178,292	–	–	178,292	$–	$–	$–	$–
Preferred Stocks
Choicestream, Inc. ,
Series A	1,537,428	–	–	1,537,428	–	–	–	–
Choicestream, Inc. ,
Series B	3,765,639	–	–	3,765,639	–	–	(2,221,727)	–
Prosetta Biosciences,
Inc. , Series D	2,912,012	–	–	2,912,012	–	–	(2,679,051)	9,085,477
Warrants
Choicestream, Inc.,
6/22/26	838,287	–	–	838,287	–	–	(821,521)	–
Corporate Bonds
Choicestream, Inc.,
11.00%, 8/5/18	838,287	–	–	838,287	16,583	–	(838,287)	–
Total					$16,583	$–	$(6,560,586)	$9,085,477

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Responsible Investing Fund
Common Stocks
Choicestream, Inc.	3,619	–	–	3,619	$–	$–	$–	$–
Preferred Stocks
Choicestream, Inc. ,
Series A	31,215	–	–	31,215	–	–	–	–
Choicestream, Inc. ,
Series B	69,819	–	–	69,819	–	–	(41,193)	–
Warrants
Choicestream, Inc.,
6/22/26	10,518	–	–	10,518	–	–	(10,308)	–
Corporate Bonds
Choicestream, Inc.,
11.00%, 8/5/18	10,518	–	–	10,518	207	–	(10,519)	–
Total					$207	$–	$(62,020)	$–

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	41,418	–	–	41,418	$–	$–	$(38,105)	$129,224
Tolero
Pharmaceuticals,
Inc. , Series B*	106,120	–	(106,120)	– *	–	702,936	–	– *
Total					$–	$702,936	$(38,105)	$129,224

* On February 6, 2017, Tolero Pharmaceuticals, Inc., Series B was no longer an affiliated security of the Funds.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Funds II and Shareholders of Alger Spectra Fund,
Alger Responsible Investing Fund (formerly known as Alger Green Fund), Alger Dynamic
Opportunities Fund, and Alger Emerging Markets Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund,
Alger Responsible Investing Fund (formerly known as Alger Green Fund), Alger Dynamic
Opportunities Fund, and Alger Emerging Markets Fund (the “Funds”) as of October 31,
2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Funds II as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 22, 2017

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2017 and ending October 31, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense
				Paid During		Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017 (b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,070.50	$6.68		1.28%
	Hypothetical(c)	1,000.00	1,018.75	6.51		1.28
Class C	Actual	1,000.00	1,115.50	10.88		2.04
	Hypothetical(c)	1,000.00	1,014.92	10.36		2.04
Class I	Actual	1,000.00	1,130.20	6.82		1.27
	Hypothetical(c)	1,000.00	1,018.80	6.46		1.27
Class Z	Actual	1,000.00	1,132.00	5.16		0.96
	Hypothetical(c)	1,000.00	1,020.37	4.89		0.96

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,058.90	$7.01		1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87		1.35
Class C	Actual	1,000.00	1,103.60	11.61		2.19
	Hypothetical(c)	1,000.00	1,014.17	11.12		2.19
Class I	Actual	1,000.00	1,118.70	7.21		1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87		1.35
Class Z	Actual	1,000.00	1,120.20	4.81		0.90
	Hypothetical(c)	1,000.00	1,020.67	4.58		0.90

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,048.30	$12.96		2.51%
	Hypothetical(c)	1,000.00	1,012.55	12.73		2.51
Class C	Actual	1,000.00	1,092.60	17.35		3.29
	Hypothetical(c)	1,000.00	1,008.62	16.66		3.29
Class Z	Actual	1,000.00	1,108.60	11.75		2.21
	Hypothetical(c)	1,000.00	1,014.06	11.22		2.21

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense
				Paid During		Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017	(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,099.30	$8.20		1.55%
	Hypothetical(c)	1,000.00	1,017.39	7.88		1.55
Class C	Actual	1,000.00	1,146.30	12.44		2.30
	Hypothetical(c)	1,000.00	1,013.61	11.67		2.30
Class I	Actual	1,000.00	1,160.30	8.44		1.55
	Hypothetical(c)	1,000.00	1,017.39	7.88		1.55
Class Y	Actual	1,000.00	1,163.60	5.73		1.05
	Hypothetical(c)	1,000.00	1,019.91	5.35		1.05
Class
Y-2	Actual	1,000.00	1,164.60	5.40		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99
Class Z	Actual	1,000.00	1,162.70	6.81		1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36		1.25

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term "Alger Fund Complex" refers to the Trust, The Alger Portfolios, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management").
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
		and/or	Overseen
Name, Age, Position with		Officer	by
the Fund	Principal Occupations	Since	Trustee
INTERESTED TRUSTEE
Hilary M. Alger (56)	Director of Development, Pennsylvania Ballet 2004-	2003	24
	2013; Associate Director of Development, College
	of Arts and Science and Graduate School, University
	of Virginia 1999-2003.
NON-INTERESTED
TRUSTEE
Charles F. Baird, Jr. (64)	Managing Director of North Castle Partners,	2000	24
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (72)	Associate Vice President for Principal Gifts and	2000	24
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (84)	Attorney. Private Investor since 1981. Formerly of	1986	24
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (55)	Associate Professor of Law since January 2006	2007	24
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	24
M. D. (79)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
Name, Age, Position with		and/or	Overseen
the		Officer	by
Fund	Principal Occupations	Since	Trustee
OFFICERS
Hal Liebes (53)	Executive Vice President, Chief Operating Officer	2005	N/A
President	and Secretary of Alger Management and Alger Inc. ;
	Director since 2006 of Alger Management, Alger
	Inc. and Analyst Resources, Inc.
Tina Payne (43)	Senior Vice President, General Counsel and	2017	N/A
Secretary, Chief Compliance	Chief Compliance Officer of Alger Management
Officer	since 2017. Formerly, Senior Vice President and
	Associate General Counsel, Cohen & Steers Capital
	Management, from 2007 to 2017
Lisa A. Moss (52)	Senior Vice President and Assistant General Counsel	2006	N/A
Assistant Secretary	of Alger Management.
Christopher E. Ullman (32)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student fro m 2010 to 2013.
Michael D. Martins (52)	Senior Vice President of Alger Management.	2005	N/A
Treasurer
Anthony S. Caputo (62)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer
Sergio M. Pavone (56)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 12, 2017, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement, Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-
oriented fund. They further noted that Alger Management’s investment management team includes several individuals with successful backgrounds in emerging markets, a sector in which the Emerging Markets Fund is active. They also noted that during the year Alger
Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures. The Trustees concluded that Alger Management's experience, resources

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

and strength in the areas of importance to the Funds are considerable. They also noted
that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided separately under a Fund Administration
Agreement and a Shareholder Administrative Services Agreement with Alger Management.
The Trustees considered the strengthened legal, control and compliance environment at
Alger Management and within the Trust and Alger Management’s ongoing implementation of a firm-wide cybersecurity facility, including software and hardware installations, extensive security procedures and intensive personnel training.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/17), second-quarter of 2017, 1-, 3- and 5-year and longer periods to the extent available (and its year-by-year returns), and compared them with benchmark and peer-group data for the same periods. They also considered supplemental performance data through 7/31/17. They noted that Spectra Fund had fallen off somewhat against its peers (but not its benchmark) in the quarter ended 6/30/17, placing virtually at or just under the peer median depending on share class, but that it still showed generally strong performance against its peers for the year-to-date and longer periods (while showing more mixed results during the longer periods against its benchmark). The Emerging
Markets Fund recorded strong performance against peers and benchmark as measured for all periods ending 6/30/17 through five years, except for some weakness against its benchmark reflected in the one-year period. The Responsible Investing Fund (formerly the
Green Fund) showed strong performance against its peers and for the most part against its benchmark since its change of investment strategy at the end of 2016. Similarly, the performance of the Dynamic Opportunities Fund excelled against peers and benchmark in the short period since the March 2017 advent of its sub-adviser, Weatherbie Capital, LLC.
The Mid Cap Focus Fund exceeded its peer median and benchmark for the year-to-date and 2017 second quarter, but the Trustees noted that it had been decided to close the Fund, rendering the Fund’s record moot.

As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of Alger Management discussed with the Trustees the recent performance of each Fund. Throughout, the Trustees were mindful of conditions and trends in the current market in equity securities, including growth stocks, and their impact on the performance and assets of the Funds. On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was satisfactory.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated
that the advisory fees for all but one of the Funds were below or just above the median for their peers, with only that of Spectra Fund exceeding the median of the Fund’s reference

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

group. The Trustees expected that that fee, placing half-way into the next quartile above the median, would continue to be effectively reduced somewhat by operation of the Fund’s four tiered fee breakpoints, one of which had already been reached. Of the 21 expense ratios for the Funds’ various share classes, 18 were below or just above their peer medians;
of the remaining three, two share classes – with only $5.1 million and $2.5 million in assets, respectively -- suffered because of their very small size in comparison with their peers. The remaining share class, the A Shares of the Responsible Investing Fund, placed in the top
(most expensive) quartile, but the class was also comparatively small, with only $31.8 million in assets. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by five other types of clients, specifically mutual funds for which Alger Management was sub-adviser, other pooled investment vehicles (including UCITS and hedge funds), separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all five cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees.
The Trustees then considered the profitability of the Investment Advisory Agreement to
Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each
Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2017.
After discussing with representatives of FUSE the expense-allocation practices, which
FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Emerging Markets Fund) at specified Fund asset levels (“breakpoints”); these have the effect of lowering a Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund. The Emerging
Markets Fund, with assets at 6/30/17 of approximately $40 million and for which Alger
Management was waiving some of its management fees, continued to be deemed too small realistically to merit the institution of fee breakpoints.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Management maintains soft-dollar arrangements in connection with the Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2017, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees determined that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. The Trustees noted in the case of certain Funds that
Alger Management had undertaken to cap Fund expenses through expense re-
imbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• With respect to each Fund other than the small Alger Emerging Markets Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Sub-Advisory Agreement Approval
At their in-person meeting held on September 12, 2017, the Trustees, including the
Independent Trustees, unanimously approved renewal of the Sub-Investment Advisory
Agreement (the “Agreement”), dated March 1, 2017, between Fred Alger Management,
Inc. (“Alger Management”), the Trust’s investment adviser, and Weatherbie Capital,
LLC (“Weatherbie”), a registered investment adviser, with respect to the Alger Dynamic
Opportunities Fund (the “Fund”, a series of the Trust. The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials provided to them by Alger
Management and Weatherbie. The Weatherbie materials included a detailed written account of the firm’s history, investment management personnel, investment philosophy and practices, and historic investment performance. The Trustees also reviewed the proposed
Agreement itself and drew upon discussions with Alger Management regarding the sub-
advisory arrangement with Weatherbie.

The Trustees noted that, under the terms of the Agreement, Weatherbie, under the supervision of Alger Management, manages all or a portion of the Fund’s assets as allocated by Alger Management, in return for a fee representing a specified percentage of the fee paid by the Fund to Alger Management with respect to the Weatherbie-managed assets. The fee is paid by Alger Management out of its own resources.

In their evaluation of the Agreement, the Trustees focused primarily upon the nature, extent and quality of the services provided by Weatherbie under the Agreement and the fee to be paid to Weatherbie. The Trustees did not regard other subjects normally addressed in evaluations of advisory agreements, such as profitability of the relationship to the adviser and economies of scale expected to be realized, as relevant or appropriate under the circumstances.

Nature, Extent and Quality of Services; Investment Performance. In considering the nature, extent and quality of the services provided by Weatherbie pursuant to the
Agreement, the Trustees relied on the foregoing materials and discussions, as well as detailed information regarding the performance of the Fund provided by FUSE Research Network
LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance
Officer and having no other material relationship with Alger Management or its affiliates.

They noted Weatherbie’s extensive background and resources as an investment management company in general and with respect to small-and mid-cap growth stocks, which represent the primary focus of the Fund’s investments, in particular, and the experience and qualifications of the Weatherbie personnel who provide portfolio management services to the Fund. As to performance history, they noted that, in the ten-year period (2007-
2016) covered in the materials, the firm’s “long-short” fund had surpassed all three of its benchmark indexes in five of the ten years and, on a cumulative ten-year basis, had surpassed two of the indexes and fallen less than a percentage point short of the third, the S&P 500.
As to the performance of the Fund itself to date during Weatherbie’s tenure, the FUSE

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

materials revealed that the Fund’s performance since March 2017 had been uniformly strong against the Fund’s peers and benchmark. The Trustees were satisfied with the performance as reported and concluded that Weatherbie’s experience, resources and strength in areas of importance to the Fund were considerable.

Sub-advisory Fee; Profitability; Economies of Scale. In evaluating the sub-advisory fee to be paid to Weatherbie, the Trustees did not consider the profitability of the Agreement to Weatherbie or the topic of economies of scale, having determined that these topics were at the outset prospective and speculative only and, in any event, could be appropriately addressed, if deemed necessary, in the course of the annual review of the Trust’s
Investment Advisory Agreement with Alger Management with respect to the Fund. As to the sub-advisory fee itself, the Trustees noted that the fee is paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Weatherbie provides to the Fund and of the fee paid by the Fund to Alger Management, which they had determined at their
September meeting to be fair and reasonable, there was no reason not to conclude that the sub-advisory fee to Weatherbie was fair and reasonable. Nor did they consider that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive. In that connection, they noted that, by virtue of its ability under the Agreement to allocate trades in the securities making up the managed assets, Weatherbie would be in a position to receive soft-dollar benefits from selected brokers, and they determined to consider such benefits in subsequent evaluations of the Agreement. Based on their general familiarity with such matters as discussed in the industry, the Trustees considered the Agreement, including the sub-advisory fee, to be unexceptional, while meeting the needs of the Fund, and therefore did not consider it necessary to compare the Agreement specifically with other arrangements.

At the conclusion of these discussions, each of the Trustees expressed the opinion that he/
she had been furnished with sufficient information to make an informed business decision with respect to renewal of the Agreement. Based on its discussions and considerations as described above, the Board made the following determinations:

The Board concluded that the nature, extent and quality of the services provided by
Weatherbie were appropriate and acceptable and that Weatherbie’s performance was satisfactory.

The Board concluded that the fee to be paid to Weatherbie by Alger Management was fair and reasonable.

The Board determined that attention to profitability and economies of scale, if and when deemed appropriate, could be paid in the context of a review of the Fund’s investment advisory agreement with Alger Management.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the proposed Sub-Investment Advisory
Agreement between Alger Management and Weatherbie with respect to the Fund was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does	Can you limit
personal information	Alger share?	this sharing?
For our everyday business	Yes	No
purposes — such as to process your
transactions, maintain your account(s),
respond to court orders and legal
investigations, or report to credit bureaus
For our marketing purposes —to	Yes	No
offer our products and services to you
For joint marketing with other	No	We don’t share
financial companies
For our affiliates’ everyday	Yes	No
business purposes — information about
your transactions and experiences
For our affiliates’ everyday	No	We don’t share
business purposes — information about
your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as
the following funds: The Alger Funds, The Alger
Funds II, The Alger Institutional Funds, The Alger
Portfolios, and Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary
or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio,
R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High
Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIIAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2017	$147,900
October 31, 2016	$143,100

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2017	$34,090
October 31, 2016	$39,536

d) All Other Fees:
October 31, 2017	$9,760
October 31, 2016	$9,600

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2017	$224,414 , €94,197
October 31, 2016	$219,975 , €93,631

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 11, 2017